UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07239

Name of Registrant:	Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - September 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Strategic Equity Fund

> Annual Report

September 30, 2005

> Vanguard Strategic Equity Fund returned 24.3% for the 2005 fiscal year, matching the performance of its benchmark index and outpacing its peer-group average.

> The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 14.7% in the period.

> All sectors in the fund posted positive double-digit returns for the fiscal year.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund's After-Tax Returns	26
About Your Fund's Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005
Vanguard Strategic Equity Fund	24.3%
MSCI US Small + Mid Cap 2200 Index	24.3
Average Mid-Cap Core Fund[1]	20.3
Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Strategic Equity Fund	$19.70	$23.28	$0.14	$0.96

1 Derived from data provided by Lipper Inc.

1

 Chairman's Letter

Dear Shareholder,

 Vanguard Strategic Equity Fund returned 24.3% for fiscal 2005, matching the return of its benchmark, the Morgan Stanley Capital International (MSCI) US Small + Mid Cap 2200 Index. Your fund's return outperformed the average return of the fund's competitive peers in the period, as well as the return of the broad U.S. stock market. The fund's impressive performance reflected strong absolute returns across all sectors.

 The first table on page 1 shows the fund's fiscal-year total return (capital change plus reinvested distributions), along with those of its comparative measures. Details on changes in the fund's starting and ending share prices and distributions to shareholders are found in the second table on page 1. We expect the fund to make year-end distributions from net realized capital gains totaling about $0.95 per share.

If you own the Strategic Equity Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 26.

Despite some economic bumps, stocks fared well
The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some

2

analysts wondered whether consumers--the pillar of the economy--could continue to withstand both the persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns of smaller stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to U.S. stocks.

Bonds continued to show a `flattening' yield curve
In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a "flattening" of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times over the fiscal year, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed's moves and serves as a proxy for money market rates, ended the period at 3.54%--more than double its initial

Market Barometer
Average Annual Total Returns Periods Ended September 30, 2005
One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%
Russell 2000 Index (Small-caps)	18.0	24.1	6.4
Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5
MSCI All Country World Index ex USA (International)	29.5	27.2	4.8
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%
Lehman Municipal Bond Index	4.0	4.2	6.3
Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3
CPI
Consumer Price Index	4.7%	3.2%	2.7%

3

1.70% level. Meanwhile, the yield of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

Your fund had strong returns across all market sectors

Vanguard Strategic Equity Fund strives to outperform the MSCI US Small + Mid Cap 2200 Index without taking on much additional risk. The fund’s advisor, Vanguard Quantitative Equity Group, uses computer models to build a portfolio that is very similar to the makeup of the benchmark in terms of stock size, investment style (value versus growth), and sector allocation. (If you look at the Sector Diversification table on page 9, you’ll see how closely the fund’s sector allocations match those of the comparative index.) The computer models rank all the stocks in the benchmark according to a number of different factors. The advisor then builds the portfolio using only the highest-ranked

Expense Ratios: Your fund compared with its peer group
	Fund	Average Mid-Cap Core Fund[1]

Strategic Equity Fund	0.40%	1.54%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

4

stocks in each market segment. Thus, the key to the fund’s success is the quality of the advisor’s stock selection.

While the fund matched rather than beat the benchmark’s result in fiscal 2005, it delivered a strong return on an absolute basis. The advisor’s stock selection in certain areas led to some sizable gains. In the surging energy-related sectors, for example, the fund handily outpaced its benchmark. The fund also benefited from excellent stock selection in the utilities sector, one of the market’s stronger performers during the 12 months. Other areas of meaningful outperformance for the fund included the health care sector, in which health insurance companies led the way, and the materials & processing sector.

In absolute terms, the fund enjoyed strong gains in all sectors. In relative terms, however, the pockets of strength were offset by pockets of weakness. The fund’s relative underperformance in technology, producer durables, and financials offset gains in other areas. The result: The fund had an index-like total return.

Passing a milestone with flying colors

The Strategic Equity Fund celebrated its tenth anniversary in August. The fund produced an impressive average annual return in its first decade, and beat the returns of its benchmark index and the average competitor. A hypothetical investment of $10,000 made in the fund ten years ago would have grown to $36,352 by September 30. By

Total Returns
Ten Years Ended September 30, 2005
Average Annual Return	Final Value of a $10,000 Initial Investment
Vanguard Strategic Equity Fund	13.8%	$36,352
Spliced Small and Mid Cap Index[1]	11.9	30,717
Average Mid-Cap Core Fund	12.1	31,458
Dow Jones Wilshire 5000 Index	9.4	24,619

1 The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

5

comparison, the same investment in the fund’s benchmark index would have been worth $30,717. The table on page 5 shows how your fund’s ten-year performance compares with those of the fund’s competitive standards.The fund’s success reflects Vanguard Quantitative Equity Group’s skilled and disciplined approach to stock selection.

The advisor continues to refine and improve its quantitative models. See the Advisor’s report on page 7 for additional insight on the fund’s management. The fund also benefits from its low cost structure, which helps maximize your share of the rewards produced by the advisor’s efforts.

Building upon your fund’s long-term success

Some investors might look at the Strategic Equity Fund’s annualized result over its first ten years and say, “Good job.” At Vanguard, we say, “Good start.” The fund’s advisor will build upon the experiences of the first ten years—both good and bad—while continuing to apply the principles and investment philosophies that have served the fund so well in its first decade.

Passing this significant milestone calls to mind the importance of maintaining a long-term investment perspective. By using a long-term yardstick to measure a fund’s success, you can avoid fretting over the inevitable short-term peaks and valleys it’s bound to experience.

The Strategic Equity Fund can play an important role in a balanced, diversified investment plan tailored to your goals and objectives. Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 14, 2005

6

Advisor’s Report

For the fiscal year ended September 30, 2005, Vanguard Strategic Equity Fund returned 24.3%, matching the performance of the MSCI US Small + Mid Cap 2200 Index and topping the average return of the fund’s peer group.

The investment environment

Over the 12 months, investors grappled with constantly changing views on the strength of the U.S. economy, the potential for emerging inflationary pressures, and the level of turmoil caused by ongoing geopolitical events and Hurricanes Katrina and Rita. Despite the considerable uncertainty, small- and mid-capitalization U.S. stocks posted substantial gains, shrugging off the effects of higher commodity prices and resulting inflation worries.

The MSCI US Small + Mid Cap 2200 Index—the market barometer we use to evaluate our performance and to gauge risk exposures in Vanguard Strategic Equity Fund—gained 24.3% for the fiscal year. The fund outperformed the index by the slimmest of margins—one basis point (0.01%).

Hewing closely to the benchmark’s return has been a theme for the fund over the last three fiscal years. During that time, we have gradually increased the number of holdings in the fund. This has broadened its diversification (which decreases risk) without sacrificing any expected return. In fact, the fund’s expected-return characteristics, as determined by our quantitative stock-selection models, are at least as attractive today as they have been at any other point in the fund’s history.

The primary reason that the fund has so closely matched its benchmark is that there has been a significant decline in overall market volatility, especially at the individual stock level. In other words, we have seen less dispersion of returns among stocks than is normal over the last couple of years, and this trend has narrowed the difference in returns between the fund and the index.

Strategic Equity remains an actively managed equity fund that takes on meaningful stock-specific risk in an attempt to outperform its universe of small- and mid-cap stocks. Over time, this process has worked well, and shareholders should keep in mind that there will be periods when the fund’s performance deviates substantially (both positively and negatively) from that of the market segments on which we focus.

Our investment approach

Our stock-selection process assesses three main characteristics that we believe have the greatest impacts on expected returns: valuation, marketplace sentiment, and earnings growth prospects.

Each stock is analyzed by a quantitative method in which our proprietary computer models evaluate the stock’s return potential versus that of its peers. In short, our process tries to identify and invest in the “best” group of stocks within an industry while avoiding that industry’s “worst” stocks. We build portfolios from those securities that have the highest expected returns; simultaneously, we maintain a risk posture

7

aimed at providing broad diversification within the universe of mid- and small-capitalization stocks.

The fund’s successes and shortfalls

During the fiscal year, our stock-selection models worked reasonably well, particularly our sentiment and earnings growth models. The models were most successful in identifying strong stocks in the energy and health care sectors. Large positions in Sunoco (+114% for the fiscal year) and Chesapeake Energy (+144%) helped the fund’s energy-related holdings to gain 103% as a group, compared with 75% for the energy stocks in the benchmark index. Large positions in Coventry Health Care (+61%) and Sierra Health Services (+44%) enabled our health care sector holdings to outperform the benchmark as well.

Unfortunately, these gains were largely offset by poor performance in the software and banking industries. Among software stocks, our largest detractors included Internet software and services firms such as VeriSign (which returned –29% during the time we held it) and RSA Security (–34% for the fiscal year). In banking, our model signaled a preference for thrifts and mortgage finance concerns, and that tilt hurt results. Compounding our difficulties in this area was a significant holding in Doral Financial, which plummeted early in the fiscal year and returned –59% while held in the fund.

The most important risk factor that we control is the fund’s sector weightings. We strive to keep these weightings neutral relative to the benchmark. We want our stock selections—not our industry selections—to drive performance relative to the index over time. During the fiscal year, there were substantial return differences among sectors. For example, small- and mid-cap energy stocks surged more than 70%, but automobile concerns returned –14%. A small underweighting in energy stocks or a small overweighting in autos could have significantly harmed our relative performance.

While the practice of over- or underweighting sectors is one way to try to add value in a portfolio, at this time we have concluded on the basis of research that the additional risk is not worth the potential reward.

The fund’s positioning

Our positioning of the Strategic Equity Fund remains consistent. We purchase stocks that are attractively ranked by our quantitative models, and we maintain a risk profile similar to that of the broad small- and mid-cap stock universe. We reposition the portfolio over time to ensure that it has an appropriate mix of stocks that offer attractive valuation, strong earnings growth potential, and overall marketplace acceptance. Thank you for your continued investment.

Joel M. Dickson
Principal and Portfolio Manager
Vanguard Quantitative Equity Group
October 20, 2005

8

Fund Profile
 As of September 30, 2005

Portfolio Characteristics
Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	486	2,172	4,967
Median Market Cap	$3.8B	$3.7B	$27.0B
Price/Earnings Ratio	16.0x	22.1x	21.1x
Price/Book Ratio	2.3x	2.6x	2.8x
Yield	0.9%	1.2%	1.6%
Return on Equity	12.7%	13.2%	17.7%
Earnings Growth Rate	16.1%	12.5%	9.1%
Foreign Holdings	0.2%	0.0%	2.2%
Turnover Rate	75%	—	#151;
Expense Ratio	0.40%	—	#151;
Short-Term Reserves	0%	—	#151;

Sector Diversification (% of portfolio)
Fund	Comparative Index[1]	Broad Index[2]
Auto & Transportation	4%	3%	2%
Consumer Discretionary	17	17	15
Consumer Staples	2	2	7
Financial Services	23	22	22
Health Care	10	10	12
Integrated Oils	1	1	5
Other Energy	7	9	5
Materials & Processing	9	8	4
Producer Durables	7	7	5
Technology	11	12	13
Utilities	8	8	6
Other	1	1	4
Short-Term Reserves	0%	—	—

Volatility Measures
	Fund	Spliced Index[3]	Fund	Broad Index[2]

R-Squared	0.97	1.00	0.78	1.00

Beta	0.92	1.00	0.98	1.00

Ten Largest Holdings[4] (% of total net assets)
Phelps Dodge Corp.	metals and mining	1.1%
Sunoco, Inc.	energy and utilities	1.1
CSX Corp.	transportation services	1.0
Fiserv, Inc.	financial services	1.0
Parker Hannifin Corp.	industrial Manufacturing	0.9
MGIC Investment Corp.	insurance	0.9
R.R. Donnelley & Sons Co.	business services	0.9
Cummins Inc.	automotive and transport	0.9
National Semiconductor Corp.	electronics	0.9
CIT Group Inc.	financial services	0.8
Top Ten		9.5%

Investment Focus

1 MSCI US Small + Mid Cap 2200 Index.
2 Dow Jones Wilshire 5000 Index.
3 Russell 2800 Index through May 31, 2003, MSCI US Small + Mid Cap 2200 Index thereafter.
4 "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance September 30, 1995–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

Vanguard Strategic Equity Fund	24.32%	11.56%	13.78%	$36,352

Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	24,619

Spliced Small and Mid Cap Index[1]	24.31	7.22	11.88	30,717

Average Mid-Cap Core Fund[2]	20.28	4.75	12.14	31,458

Fiscal-Year Total Returns (%) September 30, 1995–September 30, 2005

1 The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small +
   Mid Cap 2200 Index thereafter.
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 22 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (100.0%)[1]
Auto & Transportation (3.6%)
CSX Corp.	1,156,257	53,743
Overseas Shipholding Group Inc.	607,400	35,430
* Navistar International Corp.	938,500	30,436
* Tenneco Automotive, Inc.	477,300	8,358
^OMI Corp.	412,900	7,379
* The Goodyear Tire & Rubber Co.	469,797	7,324
Arkansas Best Corp.	207,038	7,219
*^Mesa Air Group Inc.	744,244	6,140
Laidlaw International Inc.	249,231	6,024
Winnebago Industries, Inc.	161,600	4,682
Bandag, Inc.	68,600	2,940
Modine Manufacturing Co.	78,200	2,868
* Gulfmark Offshore, Inc.	88,754	2,864
* Old Dominion Freight Line, Inc.	78,500	2,629
Wabash National Corp.	116,700	2,294
* Swift Transportation Co., Inc.	108,800	1,926
Dana Corp.	145,366	1,368
* TRW Automotive Holdings Corp.	45,700	1,341
		184,965
Consumer Discretionary (17.0%)
R.R. Donnelley & Sons Co.	1,278,400	47,390
Hilton Hotels Corp.	1,807,900	40,352
* MGM Mirage, Inc.	831,600	36,399
* VeriSign, Inc.	1,641,600	35,081
* AutoNation, Inc.	1,565,400	31,261
Republic Services, Inc. Class A	862,311	30,431
American Eagle Outfitters, Inc.	1,265,929	29,787
Abercrombie & Fitch Co.	592,300	29,526
Knight Ridder	493,100	28,935
*^InfoSpace, Inc.	1,070,534	25,554
Barnes & Noble, Inc.	590,500	22,262
VF Corp.	379,700	22,011
* Timberland Co.	619,800	20,937
Starwood Hotels & Resorts Worldwide, Inc.	365,900	20,919
Darden Restaurants Inc.	629,900	19,130
Royal Caribbean Cruises, Ltd.	436,619	18,862
^Regal Entertainment Group Class A	887,000	17,775
Polo Ralph Lauren Corp.	348,300	17,519
* Radio One, Inc. Class D	1,154,377	15,180
* Guess?, Inc.	687,900	14,742
* Getty Images, Inc.	166,600	14,334
Phillips-Van Heusen Corp.	459,800	14,263
Adesa, Inc.	621,300	13,731
Nordstrom, Inc.	383,500	13,162
* Interpublic Group of Cos., Inc.	1,079,200	12,562
* Men's Wearhouse, Inc.	457,650	12,219
* Advance Auto Parts, Inc.	315,378	12,199
* Earthlink, Inc.	1,108,869	11,865
* Global Imaging Systems, Inc.	340,791	11,604
* Korn/Ferry International	615,500	10,088

11

	Shares	Market Value• ($000)
American Greetings Corp. Class A	360,900	9,889
* Career Education Corp.	250,800	8,918
* Central Garden and Pet Co.	177,000	8,009
* Labor Ready, Inc.	310,400	7,962
* BJ's Wholesale Club, Inc.	258,600	7,189
Belo Corp. Class A	310,800	7,105
* Heidrick & Struggles International, Inc.	218,100	7,062
Finish Line, Inc.	480,108	7,005
Catalina Marketing Corp.	292,900	6,661
* The Warnaco Group, Inc.	301,496	6,606
The Neiman Marcus Group, Inc. Class A	63,900	6,387
* The Pantry, Inc.	166,100	6,207
Dex Media, Inc.	213,600	5,936
* Charming Shoppes, Inc.	538,602	5,747
Michaels Stores, Inc.	171,400	5,667
The McClatchy Co. Class A	84,200	5,492
Wolverine World Wide, Inc.	258,450	5,440
* Payless ShoeSource, Inc.	299,800	5,217
* Jack in the Box Inc.	173,100	5,177
Domino's Pizza, Inc.	218,100	5,086
Hollinger International, Inc.	498,800	4,888
ServiceMaster Co.	335,100	4,537
* Rent-A-Center, Inc.	234,286	4,524
* JAKKS Pacific, Inc.	278,100	4,514
* Wesco International, Inc.	130,900	4,434
Chemed Corp.	85,500	3,706
* MPS Group, Inc.	291,000	3,434
Meredith Corp.	67,120	3,349
Sabre Holdings Corp.	163,900	3,324
Boyd Gaming Corp.	75,400	3,251
Borders Group, Inc.	142,900	3,168
Hearst-Argyle Television Inc.	118,000	3,031
* Zale Corp.	107,600	2,925
Jackson Hewitt Tax Service Inc.	109,600	2,621
* Dollar Thrifty Automotive Group, Inc.	77,500	2,609
* Entercom Communications Corp.	82,400	2,603
* Pacific Sunwear of California, Inc.	118,625	2,543
* Genesco, Inc.	66,100	2,462
* Scholastic Corp.	65,400	2,417
Cato Corp. Class A	114,950	2,291
Harte-Hanks, Inc.	83,900	2,218
Nu Skin Enterprises, Inc.	111,100	2,116
Aaron Rents, Inc. Class B	99,000	2,094
United Online, Inc.	148,068	2,051
The Toro Co.	52,600	1,934
* Consolidated Graphics, Inc.	44,600	1,920
* Ventiv Health, Inc.	72,581	1,902
* R.H. Donnelley Corp.	29,700	1,879
Journal Communications, Inc.	119,800	1,785
Aramark Corp. Class B	59,400	1,587
* Expedia, Inc.	79,200	1,569
* Entravision Communications Corp.	192,500	1,515
* Skechers U.S.A., Inc.	91,300	1,495
Handleman Co.	116,400	1,470
Stewart Enterprises, Inc. Class A	157,600	1,045
Burlington Coat Factory Warehouse Corp.	23,300	886
* West Corp.	23,100	864
The Neiman Marcus Group, Inc. Class B	7,600	759
UniFirst Corp.	20,200	708
Orient-Express Hotel Ltd.	24,800	705
* Teletech Holdings Inc.	52,703	528
World Wrestling Entertainment, Inc.	18,987	247
		880,750
Consumer Staples (2.1%)
The Pepsi Bottling Group, Inc.	964,100	27,525
Tyson Foods, Inc.	1,244,500	22,463

12

	Shares	Market Value• ($000)
Sanderson Farms, Inc.	305,442	11,350
Pilgrim's Pride Corp.	301,200	10,964
Whole Foods Market, Inc.	74,765	10,052
Carolina Group	231,200	9,162
UST, Inc.	143,900	6,024
Longs Drug Stores, Inc.	117,700	5,048
* Smithfield Foods, Inc.	72,197	2,143
PepsiAmericas, Inc.	86,627	1,969
		106,700
Financial Services (22.6%)
Banks—Outside New York City (2.4%)
Zions Bancorp	404,386	28,796
TCF Financial Corp.	841,500	22,510
Bank of Hawaii Corp.	306,786	15,100
Colonial BancGroup, Inc.	618,200	13,848
Synovus Financial Corp.	322,600	8,942
Huntington Bancshares Inc.	359,512	8,078
* SVB Financial Group	91,500	4,451
Compass Bancshares Inc.	96,593	4,427
Corus Bankshares Inc.	72,000	3,948
TD Banknorth, Inc.	95,000	2,863
City Holding Co.	73,665	2,634
United Bankshares, Inc.	70,600	2,467
Popular, Inc.	92,824	2,248
City National Corp.	31,900	2,236
BancFirst Corp.	11,000	935
Columbia Banking System, Inc.	34,755	912
Amcore Financial, Inc.	19,100	596
First Financial Bancorp	31,800	591
Diversified Financial Services (1.4%)
CIT Group Inc.	959,700	43,359
Leucadia National Corp.	371,609	16,016
* CB Richard Ellis Group, Inc.	104,100	5,122
Jones Lang Lasalle Inc.	79,300	3,653
F.N.B. Corp.	111,300	1,923
Finance Companies (0.4%)
*^Accredited Home Lenders Holding Co.	539,589	18,972
Finance—Small Loan (0.5%)
* AmeriCredit Corp.	949,100	22,655
The First Marblehead Corp.	44,907	1,141
Financial Data Processing Services (2.2%)
* Fiserv, Inc.	1,117,638	51,266
John H. Harland Co.	382,900	17,001
* Alliance Data Systems Corp.	387,300	15,163
Global Payments Inc.	181,700	14,122
*^CompuCredit Corp.	188,170	8,359
* CheckFree Corp.	69,810	2,640
Jack Henry & Associates Inc.	80,400	1,560
* eFunds Corp.	59,800	1,126
Financial Information Services (0.1%)
Equifax, Inc.	63,600	2,222
Financial Miscellaneous (3.6%)
MGIC Investment Corp.	744,700	47,810
First American Corp.	810,521	37,016
Radian Group, Inc.	640,941	34,034
* Providian Financial Corp.	1,356,700	23,986
Fidelity National Financial, Inc.	350,400	15,600
Stewart Information Services Corp.	117,800	6,031
Nationwide Financial Services, Inc.	136,200	5,455
LandAmerica Financial Group, Inc.	77,700	5,023
Advanta Corp. Class B	147,461	4,163
WSFS Financial Corp.	33,209	1,956
* Asset Acceptance Capital Corp.	44,000	1,319
Financial Federal Corp.	32,100	1,278

13

	Shares	Market Value• ($000)
* Sotheby's Holdings Class A	66,278	1,108
WFS Financial, Inc.	10,900	732
Insurance—Life (0.1%)
* Conseco, Inc.	355,900	7,513
Insurance—Multiline (1.1%)
SAFECO Corp.	782,514	41,771
* Allmerica Financial Corp.	143,100	5,887
American Financial Group, Inc.	138,100	4,686
Zenith National Insurance Corp.	67,673	4,242
UICI	43,000	1,548
Assured Guaranty Ltd.	56,100	1,342
Insurance—Property-Casualty (1.8%)
Endurance Specialty Holdings Ltd.	1,172,980	40,010
Fremont General Corp.	694,100	15,152
* Arch Capital Group Ltd.	225,385	11,177
Platinum Underwriters Holdings, Ltd.	287,400	8,590
Ohio Casualty Corp.	261,583	7,094
The PMI Group Inc.	123,800	4,936
W.R. Berkley Corp.	118,900	4,694
Axis Capital Holdings Ltd.	143,400	4,088
Real Estate Investment Trusts (6.6%)
Archstone-Smith Trust REIT	450,800	17,973
Vornado Realty Trust REIT	198,500	17,194
General Growth Properties Inc. REIT	374,300	16,817
Avalonbay Communities, Inc. REIT	195,700	16,771
Host Marriott Corp. REIT	886,900	14,989
Boston Properties, Inc. REIT	198,100	14,045
Plum Creek Timber Co. Inc. REIT	356,900	13,530
Public Storage, Inc. REIT	184,700	12,375
AMB Property Corp. REIT	267,900	12,029
ProLogis REIT	259,724	11,508
Liberty Property Trust REIT	230,000	9,784
The Macerich Co. REIT	148,400	9,637
Apartment Investment & Management Co. Class A REIT	248,200	9,625
iStar Financial Inc. REIT	236,800	9,574
Kimco Realty Corp. REIT	254,400	7,993
Hospitality Properties Trust REIT	185,000	7,929
Camden Property Trust REIT	135,400	7,549
United Dominion Realty Trust REIT	312,400	7,404
Trizec Properties, Inc. REIT	291,000	6,710
Developers Diversified Realty Corp. REIT	138,100	6,449
Regency Centers Corp. REIT	112,100	6,440
Entertainment Properties Trust REIT	133,700	5,967
HRPT Properties Trust REIT	443,500	5,504
Rayonier Inc. REIT	94,700	5,457
^Thornburg Mortgage, Inc. REIT	214,300	5,370
New Plan Excel Realty Trust REIT	228,400	5,242
Ventas, Inc. REIT	162,600	5,236
New Century REIT, Inc.	137,692	4,994
Taubman Co. REIT	133,800	4,241
Weingarten Realty Investors REIT	110,100	4,167
^Annaly Mortgage Management Inc. REIT	316,600	4,100
Global Signal, Inc. REIT	90,000	4,027
Mills Corp. REIT	71,700	3,949
Federal Realty Investment Trust REIT	64,400	3,924
American Home Mortgage Investment Corp. REIT	125,000	3,788
^Friedman, Billings, Ramsey Group, Inc. REIT	359,900	3,667
Mack-Cali Realty Corp. REIT	81,200	3,649
Home Properties, Inc. REIT	90,600	3,556
^Impac Mortgage Holdings, Inc. REIT	281,600	3,452

14

	Shares	Market Value• ($000)
Reckson Associates Realty Corp. REIT	97,400	3,365
Arden Realty Group, Inc. REIT	79,400	3,269
Alexandria Real Estate Equities, Inc. REIT	30,100	2,489
^Novastar Financial, Inc. REIT	74,800	2,468
Health Care Inc. REIT	63,400	2,352
Capital Automotive REIT	60,300	2,334
Pennsylvania REIT	48,100	2,029
Post Properties, Inc. REIT	50,700	1,889
Saxon Inc. REIT	130,000	1,541
Heritage Property Investment Trust REIT	43,900	1,537
Sunstone Hotel Investors, Inc. REIT	60,900	1,485
Redwood Trust, Inc. REIT	29,600	1,439
Rent & Lease Services—Commercial (0.3%)
Ryder System, Inc.	434,200	14,858
McGrath RentCorp	98,172	2,781
Savings & Loan (1.4%)
IndyMac Bancorp, Inc.	781,600	30,936
Astoria Financial Corp.	632,600	16,713
* First Federal Financial Corp.	141,300	7,603
Downey Financial Corp.	99,800	6,078
First Republic Bank	82,500	2,906
PFF Bancorp, Inc.	74,200	2,245
Westcorp, Inc.	38,100	2,244
First Financial Holdings, Inc.	49,253	1,513
Anchor Bancorp Wisconsin Inc.	32,661	963
First Indiana Corp.	22,070	752
Securities Brokers & Services (0.7%)
* E*TRADE Financial Corp.	1,733,500	30,510
A.G. Edwards & Sons, Inc.	99,900	4,377
Nuveen Investments, Inc.Class A	56,100	2,210
		1,169,624
Health Care (10.4%)
* United Therapeutics Corp.	582,177	40,636
* Lincare Holdings, Inc.	882,344	36,220
* Sierra Health Services, Inc.	502,600	34,614
* Hospira, Inc.	824,000	33,759
* Barr Pharmaceuticals Inc.	482,100	26,477
*^First Horizon Pharmaceutical Corp.	1,199,890	23,842
* Triad Hospitals, Inc.	523,400	23,694
* Coventry Health Care Inc.	264,702	22,770
* Pharmion Corp.	857,359	18,699
C.R. Bard, Inc.	276,600	18,264
* Tenet Healthcare Corp.	1,494,700	16,785
* Apria Healthcare Group Inc.	514,600	16,421
* Laboratory Corp.of America Holdings	324,200	15,792
Manor Care, Inc.	403,800	15,510
* Humana Inc.	300,400	14,383
* Respironics, Inc.	309,400	13,050
* Haemonetics Corp.	246,200	11,702
* Kos Pharmaceuticals, Inc.	165,600	11,084
* Community Health Systems, Inc.	268,500	10,420
* IDEXX Laboratories Corp.	146,731	9,813
* LifePoint Hospitals, Inc.	210,900	9,223
* Pediatrix Medical Group, Inc.	112,300	8,627
Valeant Pharmaceuticals International	425,800	8,550
* PacifiCare Health Systems, Inc.	95,827	7,645
^Medicis Pharmaceutical Corp.	216,700	7,056
* Cerner Corp.	79,242	6,889
Bausch & Lomb, Inc.	71,100	5,736
* Andrx Group	360,180	5,558
* Connetics Corp.	320,494	5,420
* Express Scripts Inc.	86,724	5,394
* Myriad Genetics, Inc.	229,000	5,006
* King Pharmaceuticals, Inc.	292,300	4,496
* WebMD Corp.	402,800	4,463
*^Idenix Pharmaceuticals Inc.	175,100	4,395

15

	Shares	Market Value• ($000)
* Gentiva Health Services, Inc.	237,621	4,306
* Sybron Dental Specialties, Inc.	102,300	4,254
Universal Health Services Class B	84,900	4,044
* Enzon Pharmaceuticals, Inc.	558,000	3,700
Dade Behring Holdings Inc.	100,800	3,695
* Kindred Healthcare, Inc.	101,290	3,018
* United Surgical Partners International, Inc.	72,000	2,816
* Cubist Pharmaceuticals, Inc.	130,062	2,802
* Symmetry Medical Inc.	82,700	1,960
* DJ Orthopedics Inc.	64,000	1,852
* Intuitive Surgical, Inc.	24,700	1,810
* Per-Se Technologies, Inc.	73,900	1,527
* MGI Pharma, Inc.	54,363	1,267
* Alliance Imaging, Inc.	119,400	1,021
		540,465
Integrated Oils (0.9%)
Amerada Hess Corp.	214,009	29,426
Murphy Oil Corp.	379,700	18,936
		48,362
Other Energy (7.5%)
Sunoco, Inc.	698,500	54,623
Todco	846,175	35,294
Chesapeake Energy Corp.	904,429	34,594
Helmerich & Payne, Inc.	529,605	31,983
* Cal Dive International, Inc.	311,341	19,742
Frontier Oil Corp.	418,200	18,547
Patterson-UTI Energy, Inc.	503,796	18,177
Holly Corp.	251,479	16,090
Vintage Petroleum, Inc.	330,500	15,091
Tesoro Petroleum Corp.	221,200	14,873
* Energy Partners, Ltd.	453,800	14,168
* Nabors Industries, Inc.	191,550	13,759
* Grey Wolf, Inc.	1,628,005	13,724
* Swift Energy Co.	293,100	13,409
Rowan Cos., Inc.	368,106	13,064
El Paso Corp.	867,300	12,055
* Superior Energy Services, Inc.	492,900	11,381
* Denbury Resources, Inc.	221,500	11,172
* Newfield Exploration Co.	143,400	7,041
Berry Petroleum Class A	75,985	5,067
St. Mary Land & Exploration Co.	134,800	4,934
* Veritas DGC Inc.	134,000	4,907
* Harvest Natural Resources, Inc.	253,100	2,716
* Houston Exploration Co.	22,400	1,506
Resource America, Inc.	26,520	470
		388,387
Materials & Processing (9.4%)
Phelps Dodge Corp.	440,300	57,208
Georgia Pacific Group	1,017,600	34,659
Precision Castparts Corp.	638,800	33,920
Reliance Steel & Aluminum Co.	619,300	32,780
The Timken Co.	1,060,800	31,432
*^USG Corp.	448,400	30,814
Eagle Materials, Inc.	246,784	29,952
Nucor Corp.	454,000	26,781
* Lone Star Technologies, Inc.	413,392	22,980
* FMC Corp.	304,599	17,429
Eastman Chemical Co.	356,235	16,732
Ball Corp.	413,900	15,207
The St. Joe Co.	235,700	14,719
Sherwin-Williams Co.	323,857	14,272
Schnitzer Steel Industries, Inc. Class A	378,499	12,328
Bunge Ltd.	208,500	10,971
United States Steel Corp.	228,300	9,669
Greif Inc. Class A	150,200	9,027
Corn Products International, Inc.	389,200	7,850
ElkCorp	207,989	7,440
* NCI Building Systems, Inc.	179,600	7,326
* Mobile Mini, Inc.	167,200	7,248
Lafarge North America Inc.	106,200	7,180
* Energizer Holdings, Inc.	120,800	6,849
* NS Group Inc.	104,100	4,086

16

	Shares	Market Value• ($000)
^Cleveland-Cliffs Inc.	46,600	4,059
* Owens-Illinois, Inc.	161,000	3,320
Brady Corp. Class A	77,600	2,401
Universal Forest Products, Inc.	37,809	2,167
Forest City Enterprise Class A	52,301	1,993
Steel Dynamics, Inc.	55,532	1,886
Apogee Enterprises, Inc.	96,080	1,643
Eagle Materials, Inc. B Shares	11,042	1,278
Tredegar Corp.	97,100	1,263
		488,869
Producer Durables (7.1%)
Parker Hannifin Corp.	744,794	47,898
Cummins Inc.	523,600	46,072
MDC Holdings, Inc.	497,310	39,233
D. R. Horton, Inc.	745,770	27,012
* Toll Brothers, Inc.	423,600	18,922
* Terex Corp.	374,100	18,492
Pulte Homes, Inc.	412,800	17,717
Lennar Corp. Class A	220,900	13,201
* Arris Group Inc.	1,090,492	12,933
* Hovnanian Enterprises Inc.Class A	251,700	12,887
Applied Industrial Technology, Inc.	272,650	9,783
MTS Systems Corp.	249,832	9,436
* LAM Research Corp.	299,887	9,138
* Photronics Inc.	446,303	8,658
* AGCO Corp.	472,500	8,600
Beazer Homes USA, Inc.	134,700	7,903
Ryland Group, Inc.	115,000	7,868
Novellus Systems, Inc.	296,615	7,439
Steelcase Inc.	448,500	6,485
United Industrial Corp.	173,700	6,210
Goodrich Corp.	129,100	5,724
KB HOME	65,400	4,787
Kennametal, Inc.	86,300	4,232
* Paxar Corp.	218,700	3,685
The Manitowoc Co., Inc.	59,900	3,010
* Mettler-Toledo International Inc.	53,000	2,702
Belden CDT Inc.	114,100	2,217
Stewart & Stevenson Services, Inc.	82,700	1,972
Crane Co.	60,200	1,790
* MKS Instruments, Inc.	63,296	1,091
CTS Corp.	89,600	1,084
NACCO Industries, Inc. Class A	7,100	813
A.O. Smith Corp.	21,200	604
		369,598
Technology (10.6%)
National Semiconductor Corp.	1,735,200	45,636
Flextronics International Ltd.	3,097,670	39,805
* Solectron Corp.	9,706,307	37,952
*^Cree, Inc.	1,441,916	36,077
* Computer Sciences Corp.	692,200	32,748
Harris Corp.	563,000	23,533
Autodesk, Inc.	443,600	20,601
Seagate Technology	1,103,700	17,494
*^j2 Global Communications, Inc.	385,385	15,577
* Transaction Systems Architects, Inc.	551,891	15,370
Scientific-Atlanta, Inc.	406,400	15,244
* Silicon Image, Inc.	1,709,847	15,201
* Avnet, Inc.	608,200	14,870
* Affiliated Computer Services, Inc. Class A	247,800	13,530
* Anixter International Inc.	318,700	12,853
* International Rectifier Corp.	277,200	12,496
* NCR Corp.	391,000	12,477
* Freescale Semiconductor, Inc.Class B	526,400	12,413
* Ingram Micro, Inc. Class A	616,300	11,426
* DSP Group Inc.	407,301	10,451
* Komag, Inc.	282,700	9,035
* Parametric Technology Corp.	1,248,800	8,704
* Freescale Semiconductor, Inc.Class A	314,800	7,369

17

	Shares	Market Value• ($000)
* The TriZetto Group, Inc.	471,222	6,654
* NVIDIA Corp.	191,000	6,547
* Digital River, Inc.	179,450	6,254
* MEMC Electronic Materials, Inc.	262,800	5,989
* MICROS Systems, Inc.	133,800	5,854
* Western Digital Corp.	438,800	5,674
* CommScope, Inc.	324,000	5,618
* Cirrus Logic, Inc.	654,946	4,971
* Benchmark Electronics, Inc.	156,450	4,712
* Cadence Design Systems, Inc.	286,483	4,630
* Coherent, Inc.	154,790	4,532
* Perot Systems Corp.	306,700	4,340
Imation Corp.	91,100	3,905
Reynolds & Reynolds Class A	141,700	3,884
* CSG Systems International, Inc.	155,552	3,377
* Keane, Inc.	276,900	3,165
Bel Fuse, Inc. Class B	84,018	3,061
PerkinElmer, Inc.	148,065	3,016
Park Electrochemical Corp.	107,800	2,873
* PortalPlayer Inc.	102,500	2,812
Black Box Corp.	48,100	2,018
* Varian, Inc.	48,001	1,647
*^InPhonic, Inc.	116,242	1,598
* ViaSat, Inc.	60,300	1,547
* Integrated Device Technology Inc.	128,755	1,383
* ManTech International Corp.	37,600	993
Methode Electronics, Inc. Class A	84,800	977
* Blackboard Inc.	37,465	937
* Ciber, Inc.	113,100	840
* Hutchinson Technology, Inc.	24,000	627
* Quantum Corp.	184,500	570
* Westell Technologies, Inc.	156,377	569
* SYNNEX Corp.	25,200	424
* IXYS Corp.	25,841	273
		547,133
Utilities (7.9%)
NiSource, Inc.	1,347,800	32,684
* CMS Energy Corp.	1,935,300	31,836
* NTL Inc.	466,158	31,139
ONEOK, Inc.	904,900	30,785
Citizens Communications Co.	2,117,800	28,696
*^Sierra Pacific Resources	1,577,800	23,430
Energen Corp.	456,400	19,744
CenterPoint Energy Inc.	1,241,500	18,461
Westar Energy, Inc.	749,800	18,093
TECO Energy, Inc.	943,018	16,993
Pepco Holdings, Inc.	634,600	14,767
Sempra Energy	287,100	13,511
CenturyTel, Inc.	385,200	13,474
Constellation Energy Group, Inc.	212,700	13,102
* Qwest Communications International Inc.	2,717,500	11,142
Wisconsin Energy Corp.	249,024	9,941
Pinnacle West Capital Corp.	169,600	7,476
PNM Resources Inc.	251,850	7,221
Commonwealth Telephone Enterprises, Inc.	186,045	7,014
* Allegheny Energy, Inc.	214,000	6,574
Northwest Natural Gas Co.	150,800	5,613
UGI Corp. Holding Co.	195,600	5,506
Telephone & Data Systems, Inc.	132,400	5,164
NICOR Inc.	108,900	4,577
* Cincinnati Bell Inc.	969,700	4,276
Cleco Corp.	166,225	3,920
* Premiere Global Services, Inc.	462,958	3,787
* Intrado Inc.	199,479	3,597
WGL Holdings Inc.	109,200	3,509
* U.S. Cellular Corp.	60,200	3,216
WPS Resources Corp.	47,500	2,746
Southwest Gas Corp.	90,700	2,484
* El Paso Electric Co.	83,100	1,733

18

	Shares	Market Value• ($000)
Vectren Corp.	56,600	1,605
* Price Communications Corp.	46,700	768
		408,584
Other (0.9%)
Walter Industries, Inc.	505,039	24,707
Textron, Inc.	327,000	23,452
		48,159
Total Common Stocks (Cost $4,392,493)		5,181,596
Temporary Cash Investments (2.2%)[1]
Money Market Fund (2.2%)
[2] Vanguard Market Liquidity Fund, 3.744%	2,474,967	2,475
[2] Vanguard Market Liquidity Fund, 3.744%-Note E	110,560,520	110,561
		113,036
	Face
	Amount
	($000)
U.S. Agency Obligation (0.0%)
[3] Federal National Mortgage Assn
[4] 3.468%, 10/12/05	2,000	1,998
Total Temporary Cash Investments (Cost $115,034)		115,034
Total Investments (102.2%) (Cost $4,507,527)		5,296,630

Market Value• ($000)

Other Assets and Liabilities (-2.2%)

Other Assets—Note B	53,038

Liabilities—Note E	(166,677)

(113,639)

Net Assets (100%)

Applicable to 222,682,912 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,182,991

Net asset value per share	$23.28

At September 30, 2005, net assets consisted of:[5]
	Amount ($000)	Per Share

Paid-in Capital	4,061,367	$18.25

Undistributed Net
Investment Income	27,314.12

Accumulated Net
Realized Gains	305,213	1.37

Unrealized Appreciation (Depreciation)
Investment Securities	789,103	3.54

Futures Contracts	(6)	—

Net Assets	5,182,991	$23.28

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 2.2%, respectively, of net assets. See Note C in Notes to Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
4 Security segregated as initial margin for open futures contracts.
5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.
 REIT—Real Estate Investment Trust.

19

Statement of Operations

Year Ended September 30, 2005
($000)
Investment Income
Income
Dividends	55,625
Interest[1]	562
Security Lending	772
Total Income	56,959
Expenses
The Vanguard Group—Note B
Investment Advisory Services	727
Management and Administrative	15,035
Marketing and Distribution	591
Custodian Fees	77
Auditing Fees	17
Shareholders' Reports	105
Trustees' Fees and Expenses	6
Total Expenses	16,558
Net Investment Income	40,401
Realized Net Gain (Loss)
Investment Securities Sold	356,040
Futures Contracts	170
Realized Net Gain (Loss)	356,210
Change in Unrealized Appreciation (Depreciation)
Investment Securities	442,666
Futures Contracts	(128)
Change in Unrealized Appreciation (Depreciation)	442,538
Net Increase (Decrease) in Net Assets Resulting From Operations	839,149

1 Interest income from an affiliated company of the fund was $501,000.

20

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Nov. 1, 2003, to Sept. 30, 2004[1] ($000)	Year Ended Oct. 31, 2003 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	40,401	18,345	11,673
Realized Net Gain (Loss)	356,210	153,789	73,344
Change in Unrealized Appreciation (Depreciation)	442,538	42,948	309,652
Net Increase (Decrease) in Net Assets Resulting from Operations	839,149	215,082	394,669
Distributions
Net Investment Income	(22,893)	(13,531)	(9,001)
Realized Capital Gain[2]	(156,981)	—	—
Total Distributions	(179,874)	(13,531)	(9,001)
Capital Share Transactions-Note F
Issued	1,959,945	1,379,907	592,217
Issued in Lieu of Cash Distributions	168,947	12,627	8,543
Redeemed	(558,509)	(354,612)	(148,570)
Net Increase (Decrease) from Capital Share Transactions	1,570,383	1,037,922	452,190
Total Increase (Decrease)	2,229,658	1,239,473	837,858
Net Assets
Beginning of Period	2,953,333	1,713,860	876,002
End of Period[3]	5,182,991	2,953,333	1,713,860

1 The fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Includes fiscal 2005 short-term gain distributions totaling $37,610,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Including undistributed net investment income of $27,314,000, $12,068,000, and $8,427,000.

21

Financial Highlights

For a Share Outstanding	Year Ended Sept. 30,	Nov. 1, 2003, to Sept. 30,	Year Ended October 31,
Throughout Each Period	2005	2004[1]	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$19.70	$17.85	$13.01	$13.68	$18.07	$15.73
Investment Operations
Net Investment Income	.19	.13	.13	.14	.16	.21
Net Realized and Unrealized Gain (Loss) on Investments	4.49	1.85	4.84	(.67)	(1.31)	2.66
Total from Investment Operations	4.68	1.98	4.97	(.53)	(1.15)	2.87
Distributions
Dividends from Net Investment Income	(.14)	(.13)	(.13)	(.14)	(.21)	(.16)
Distributions from Realized Capital Gains	(.96)	—	—	—	(3.03)	(.37)
Total Distributions	(1.10)	(.13)	(.13)	(.14)	(3.24)	(.53)
Net Asset Value, End of Period	$23.28	$19.70	$17.85	$13.01	$13.68	$18.07
Total Return[2]	24.32%	11.14%	38.55%	-4.02%	-6.48%	18.76%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,183	$2,953	$1,714	$876	$767	$746
Ratio of Total Expenses to Average Net Assets	0.40%	0.45%[3]	0.50%	0.50%	0.54%	0.49%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.83%[3]	1.04%	0.94%	1.06%	1.31%
Portfolio Turnover Rate	75%	66%	100%	73%	82%	83%

1 The fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.
3 Annualized.
  See accompanying notes, which are an integral part of the financial statements.

22

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.  Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.  Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

B.  The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $606,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,262,000 from undistributed net investment income, and $19,074,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2005, the fund had $122,795,000 of ordinary income and $213,570,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $789,021,000, consisting of unrealized gains of $918,461,000 on securities that had risen in value since their purchase and $129,440,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	2	617	(6)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.  During the year ended September 30, 2005, the fund purchased $4,511,719,000 of investment securities and sold $3,055,361,000 of investment securities, other than temporary cash investments.

E.  The market value of securities on loan to broker/dealers at September 30, 2005, was $106,790,000, for which the fund received cash collateral of $110,561,000.

F.  Capital shares issued and redeemed were:

	Year Ended Sept. 30, 2005 (000)	Nov. 1, 2003, to Sept. 30, 2004[1] (000)	Year Ended Oct. 31, 2003 (000)

Issued	90,730	71,934	38,262

Issued in Lieu of Cash Distributions	7,988	681	645

Redeemed	(25,966)	(18,673)	(10,232)

Net Increase (Decrease) in Shares Outstanding	72,752	53,942	28,675

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

24

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from November 1, 2003 to September 30, 2004, and for the year ended October 31, 2003 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $132,929,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $21,542,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 28.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2005

	One Year	Five Year	Ten Years

Returns Before Taxes	24.32%	11.56%	13.78%

Returns After Taxes on Distributions	23.13	9.88	12.12

Returns After Taxes on Distributions and Sale of Fund Shares	16.61	9.04	11.25

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005

Strategic Equity Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,106.99	$2.01

Based on Hypothetical 5% Yearly Return	$1,000.00	$1,023.16	$1.93

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™> www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their respective owners.

Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the offering	You can obtain a free copy of Vanguard's proxy voting
of shares of any Vanguard fund only if preceded	guidelines by visiting our website, www.vanguard.com,
or accompanied by the fund's current prospectus.	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112005

Vanguard® Capital Opportunity Fund

> Annual Report

September 30, 2005

> Vanguard Capital Opportunity Fund returned more than 17% in fiscal 2005, powered by its technology and consumer-oriented investments.

> The fund’s most significant disappointment was the performance of its health care stocks.

> Despite a few bumps, the broad U.S. economy and stock market performed strongly during the fiscal year.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund's After-Tax Returns	25
About Your Fund's Expenses	26
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal year ended September 30, 2005

Vanguard Capital Opportunity Fund
Investor Shares	17.7%
Admiral™Shares[1]	17.8
Russell Midcap Growth Index	23.5
Average Multi-Cap Growth Fund[2]	17.7
Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Capital Opportunity Fund

Investor Shares	$27.24	$31.92	$0.070	$0.071

Admiral Shares	62.96	73.77	0.228	0.164

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the 12 months ended September 30, 2005, Vanguard Capital Opportunity Fund returned more than 17%. The fund’s significant stakes in the technology, health care, and consumer-oriented sectors dictated performance—with a powerful assist from the fund’s energy stocks. As illustrated by the first table on page 1, the fund’s returns exceeded that of the broad market, as measured by the Dow Jones Wilshire 5000 Composite Index, but fell shy of the 23.5% return registered by the Russell Midcap Growth Index, a reasonable standard of comparison. The fund’s performance was in line with the average return of its peer group.

Your fund’s distributions per share and beginning and ending net asset values are shown in the table on page 1. If you own the Capital Opportunity Fund in a taxable account, see page 25 for a report on the fund’s after-tax returns.

Please note that as of September 30, the fund remained closed to new investors. Existing shareholders may make additional purchases of up to $25,000 per calendar year.

Despite some economic bumps, stocks fared well

Despite periods of weakness, the U.S. stock market produced strong gains during the fiscal year. Economic reports generally indicated a solid expansion, though warning signals flared. Some analysts

2

wondered whether consumers—the economy’s primary engine—could continue to withstand persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the 12 months, the Dow Jones Wilshire 5000 Index returned 14.7%. Returns from both small- and mid-capitalization stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to those of U.S. stocks.

Bonds continued to show a ‘flattening’ yield curve

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times during the 12 months, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of

Market Barometer
Average Annual Total Returns Periods Ended September 30, 2005
One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%
Russell 2000 Index (Small-caps)	18.0	24.1	6.4
Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5
MSCI All Country World Index ex USA (International)	29.5	27.2	4.8
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%
Lehman Municipal Bond Index	4.0	4.2	6.3
Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3
CPI
Consumer Price Index	4.7%	3.2%	2.7%

3

the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

Pockets of weakness enveloped the fund’s sources of strength

During the 12 months, Vanguard Capital Opportunity Fund’s strong absolute return reflected success in the fund’s sizable technology and consumer-oriented positions and disappointment in its large health care stake. The fund also got a boost from its modest weighting in surging energy stocks. Although Capital Opportunity’s return trailed that of the Russell Midcap Growth Index, this observation reveals little about the fund’s success in executing its strategy. PRIMECAP Management Company, the fund’s advisor, makes investment decisions not within parameters defined by a benchmark, but by following its convictions about the best opportunities for capital appreciation over the next three to five years.

At almost one-third of portfolio assets at fiscal year-end, technology stocks represented the fund’s largest sector commitment, a reflection of the advisor’s expectation that technology companies stand to profit from a pickup in corporate

Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund[1]

Capital Opportunity Fund	0.51%	0.42%	1.68%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

4

investment spending. The fund’s tech stocks returned 24%, on average, with especially powerful returns from companies such as Corning, a leader in fiberoptic cable and the fund’s largest holding at the end of September. Your fund’s consumer-oriented stocks, such as specialty retailers, were also powerful contributors.

The disappointing performance of the fund’s health care stake was largely a one-stock story. As I noted in the fund’s semiannual report six months ago, the fund’s large investment in Biogen Idec lost almost half its value after the company was forced to withdraw a promising multiple sclerosis therapy from the market. The advisor remains enthusiastic about the company, but Biogen Idec’s poor performance helped keep the fund’s health care holdings in negative territory for the 12 months.

Exceptional long-term gains due to disciplined, concentrated approach

During the past 12 months, the fund’s concentrated investments in a few sectors yielded respectable returns. In other 12-month periods, this same approach has produced weak results. Over the past ten years, however, this short-term volatility translated into exceptional long-term performance. The fund outperformed its benchmark by an annualized 5.3 percentage points. It outperformed the average return of peer funds by 6.8 percentage points per year, transforming a hypothetical initial investment of $25,000 into $95,970 in wealth. The same investment compounded at the average annual return of peer funds would be worth only $51,936—a shortfall of more than $44,000.

Total Returns
	Ten Years Ended September 30, 2005
	Average Annual Return	Final Value of a $25,000 Initial Investment
Capital Opportunity Fund Investor Shares	14.4%	$95,970

Russell Midcap Growth Index	9.1	59,736

Average Multi-Cap Growth Fund	7.6	51,936

Dow Jones Wilshire 5000 Index	9.4	61,549

5

Most of the credit for this difference in wealth creation goes to PRIMECAP Management Company, which assumed responsibility for the fund in 1998. A smaller but important share goes to the fund’s low operating expenses, which allowed investors to keep more of the returns produced by the fund’s managers.

Lessons for your own financial program in the fund’s approach

The combination of Vanguard Capital Opportunity Fund’s sometimes volatile short-term results and excellent long-term performance illustrates a keystone of any successful investment strategy: Make a plan, then stick to it. The Capital Opportunity Fund establishes big stakes in seemingly attractive investments, then holds on through interim ups and downs until their value is realized.

The parallel in your own financial program is to assemble a mix of stock, bond, and money market funds consistent with your goals and financial circumstances. Capital Opportunity can play a role in your plan, providing exposure to fast-growing midsized companies through the talents of a distinguished advisor. Once your plan is in place, tune out the noise and hold tight. If you need help establishing or refining your investment program, I invite you to explore the wealth of planning resources on Vanguard.com®. Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

October 13, 2005

6

Advisor’s Report

The U.S. stock market was volatile during the past 12 months, though the ultimate result was strong. Vanguard Capital Opportunity Fund returned more than 17%, benefiting from strength among the market’s smaller- and midsized stocks. We nevertheless fell short of the Russell Midcap Growth Index’s 23.5% return.

The investment environment

Investors kept their gaze fixed on the Federal Reserve during much of the past 12 months in search of some sign that after 15 months, the tightening effort might be ending. However, Fed Chairman Alan Greenspan remained steadfast in his campaign to restrain inflation and cool the housing sector. On September 20, the Fed raised its target for the fed funds rate by 25 basis points for the 11th consecutive time—eight hikes in the past fiscal year alone.

Despite these gradual, persistent rate increases intended to “normalize” monetary policy, the 10-year Treasury note remains close to year-ago levels, helping to sustain strength in housing and personal consumption. In our opinion, these areas of strength are likely to weaken.

The fund’s successes

We enjoyed strong absolute and relative returns from energy-related companies and materials & processing stocks, particularly oil producer ConocoPhillips and agribusiness giant Monsanto, which is capitalizing on its strength in plant biotechnology. This holding returned 75% during the past 12 months. Consumer-oriented stocks such as retailers Nordstrom and Men’s Wearhouse were another pocket of strength.

We enjoyed strong performance from our information technology holdings, particularly Corning, a leader in fiber optics, and NVIDIA, a chipmaker that is benefiting from strong demand for its graphics and media processors. Despite our strong absolute results, our technology holdings returned a bit less than those in the benchmark. On average, our holdings returned about 24%, while the index’s tech stocks gained 26%.

The fund’s shortfalls

Our most significant shortfall was the one we addressed six months ago in our semiannual letter to shareholders: Biogen Idec. In February 2005, the company’s promising new treatment for multiple sclerosis, Tysabri, was pulled from the market after three patients contracted a rare but serious brain disorder. The stock declined 48% on the day of the announcement. This setback was clearly unexpected, but much of our original investment thesis remains intact: enthusiasm about the company’s high level of research-and-development spending (30% of revenues) and the growth prospects for its existing drugs, including potential new uses.

The fund’s positioning

While we’re optimistic about the prospects for sustained economic growth, we acknowledge a heightened risk of a

7

slowdown in the near term. Of particular concern is the impact that increased fuel prices will have on the consumer (both in terms of confidence and actual expense). The combination of shockingly high gasoline prices and the higher cost of heating oil is an imposing financial burden for many consumers. Generally, rising energy prices tend to depress the economy with about a one-year lag. This would indicate more downward pressure on the economy even if oil prices decline from here ($60 a barrel). We’re also concerned about the speculative excesses in the leveraged areas of the economy (including the housing market), derivatives, and hedge funds.

One benefit of these risks seems to be better buying opportunities for Vanguard Capital Opportunity Fund. The S&P 500 is currently at the same level it was at the end of 1998, but operating earnings have grown approximately 50% since that time. Moreover, it appears that the market is not rewarding companies with market-leading positions or growth rates with valuation premium. Thus, we are finding market-leading companies with above-market growth rates and strong competitive positions at attractive valuations. Assuming such companies can capitalize on their leadership position and meet their growth objectives, we believe that they will ultimately be rewarded with premium valuations.

We believe that the prospective drivers of economic growth going forward will arise from the corporate, rather than the consumer sector, as corporations invest in long-deferred capital projects. Consistent with this view, we continue to overweight information technology and, to a lesser extent, materials & processing stocks. Health care stocks are another area of focus. We have shifted to a slightly underweighted position in energy, as we have been selling while the sector strengthens.

In the technology sector, we’ve been building positions in companies that possess strong competitive positions and low valuations such as Microsoft. In the health care sector, we’ve purchased a mix of larger-capitalization pharmaceutical stocks such as Eli Lilly & Co. and smaller companies with a strong biotech profile such as Chiron. Outside of these major sector commitments, we’re enthusiastic about engineering giant Fluor Corp., which is positioned to benefit from the energy industry’s plans for a dramatic increase in capital expenditure, and eBay, the premier virtual retailer, which has recently been available at a very attractive price.

Theo A. Kolokotrones	Howard B. Schow
Portfolio Manager	Portfolio Manager

Joel P. Fried	Alfred W. Mordecai
Portfolio Manager	Portfolio Manager

PRIMECAP Management Company, LLP
October 17, 2005

8

Fund Profile
As of September 30, 2005

Portfolio Characteristics

	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	133	505	4,967
Median Market Cap	$9.2B	$6.9B	$27.0B
Price/Earnings Ratio	31.4x	24.9x	21.1x
Price/Book Ratio	3.1x	4.0x	2.8x
Yield		0.7%	1.6%
Investor Shares	0.2%
Admiral Shares	0.2%
Return on Equity	10.0%	17.6%	17.7%
Earnings Growth Rate	13.7%	18.6%	9.1%
Foreign Holdings	10.5%	0.0%	2.2%
Turnover Rate	12%	—	—
Expense Ratio		—	—
Investor Shares	0.51%
Admiral Shares	0.42%
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)

	Fund	Comparative Index[1]	Broad Index[2]
Auto & Transportation	5%	3%	2%
Consumer Discretionary	18	22	15
Consumer Staples	0	2	7
Financial Services	2	12	22
Health Care	16	16	12
Integrated Oils	4	1	5
Other Energy	5	9	5
Materials & Processing	6	5	4
Producer Durables	7	9	5
Technology	33	16	13
Utilities	2	3	6
Other	0	2	4
Short-Term Reserves	2%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.93	1.00	0.87	1.00

Beta	1.20	1.00	1.42	1.00

Ten Largest Holdings3 (% of total net assets)

Corning, Inc.	electronics	3.6%
Research In Motion Ltd.	computer hardware	3.1
FedEx Corp.	express delivery services	3.1
Monsanto Co.	chemicals	2.7
Biogen Idec Inc.	pharmaceuticals	2.7
Applera Corp.-Applied Biosystems Group	technology	2.2
Symantec Corp.	software	2.2
Pfizer Inc.	pharmaceuticals	2.2
Thomas & Betts Corp.	electronics	2.1
Sprint Nextel Corp.	telecommunications services	2.1
Top Ten		26.0%

Investment Focus

1 Russell Midcap Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 29 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1995–September 30, 2005
Initial Investment of $25,000

	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Five Years	Ten Years	Final Value of a $25,000 Investment

Capital Opportunity Fund Investor Shares[1]	17.72%	2.01%	14.40%	$95,970

Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	61,549

Russell Midcap Growth Index	23.47	-4.50	9.10	59,736

Average Multi-Cap Growth Fund[2]	17.74	-8.00	7.59	51,936

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

Vanguard Capital Opportunity Fund Admiral Shares	17.82%	10.87%	$149,270

Dow Jones Wilshire 5000 Index	14.65	6.38	127,138

Russell Midcap Growth Index	23.47	9.05	139,968

1	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.
2	Derived from data provided by Lipper Inc.
3	November 12, 2001.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%): September 30, 1995–September 30, 2005

11

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (97.6%)
Auto & Transportation (5.3%)
FedEx Corp.	2,893,000	252,067
Union Pacific Corp.	1,050,000	75,285
*^JetBlue Airways Corp.	2,160,700	38,028
*^AMR Corp.	3,000,000	33,540
*1 Strattec Security Corp.	220,000	11,407
Gentex Corp.	600,000	10,440
United Parcel Service, Inc.	150,000	10,370
*^Midwest Air Group Inc.	406,600	866
*^FLYI, Inc.	1,390,800	362
		432,365
Consumer Discretionary (17.7%)
* DirecTV Group, Inc.	10,896,335	163,227
Nordstrom, Inc.	4,200,000	144,144
*^CarMax, Inc.	4,022,100	125,771
*1 THQ Inc.	5,010,000	106,813
TJX Cos., Inc.	5,167,400	105,828
*1 Men's Wearhouse, Inc.	3,600,000	96,120
* eBay Inc.	2,200,000	90,640
* VeriSign, Inc.	4,128,468	88,225
*1 Linens `n Things, Inc.	2,300,000	61,410
Yum! Brands, Inc.	1,103,500	53,420
The News Corp., Inc.	3,272,024	51,011
*1 The Dress Barn, Inc.	2,200,000	50,072
Lowe's Cos., Inc.	705,700	45,447
Best Buy Co., Inc.	952,500	41,462
Robert Half International, Inc.	1,050,000	37,370
* Tommy Hilfiger Corp.	2,000,200	34,703
Tiffany & Co.	850,000	33,805
* 99 Cents Only Stores	2,400,000	22,200
Harman International Industries, Inc.	182,000	18,613
Royal Caribbean Cruises, Ltd.	290,500	12,550
Family Dollar Stores, Inc.	537,300	10,676
Abercrombie & Fitch Co.	200,000	9,970
* Tetra Tech, Inc.	560,875	9,434
* Resources Connection, Inc.	257,500	7,630
* IAC/InterActiveCorp	300,000	7,605
* DreamWorks Animation SKG, Inc.	230,000	6,362
* Expedia, Inc.	300,000	5,943
Sabre Holdings Corp.	178,700	3,624
* Weight Watchers International, Inc.	70,000	3,611
Darden Restaurants Inc.	115,660	3,513
Mattel, Inc.	197,000	3,286
* REX Stores Corp.	225,000	3,083
		1,457,568
Financial Services (1.9%)
First Data Corp.	970,717	38,829
MBIA, Inc.	562,500	34,099
Capital One Financial Corp.	275,000	21,868
The Chubb Corp.	230,000	20,596

12

	Shares	Market Value• ($000)
East West Bancorp, Inc.	450,000	15,318
JPMorgan Chase & Co.	325,900	11,058
TCF Financial Corp.	280,000	7,490
Cincinnati Financial Corp.	165,375	6,928
^Commerce Bancorp, Inc.	30,000	921
		157,107
Health Care (15.8%)
* Biogen Idec Inc.	5,650,000	223,062
Pfizer Inc.	7,217,780	180,228
Novartis AG ADR	3,150,000	160,650
* Affymetrix, Inc.	3,016,500	139,453
* Millipore Corp.	1,930,000	121,378
* Roche Holdings AG	650,000	90,676
* ICOS Corp.	3,107,500	85,829
Eli Lilly & Co.	1,200,000	64,224
Guidant Corp.	700,000	48,223
* Sepracor Inc.	800,000	47,192
* Chiron Corp.	1,052,800	45,923
*1 BioMarin Pharmaceutical Inc.	4,670,500	40,773
Medtronic, Inc.	500,000	26,810
* Edwards Lifesciences Corp.	386,000	17,142
*^Dendreon Corp.	1,861,750	12,492
* Pharmacyclics, Inc.	713,250	6,434
		1,310,489
Integrated Oils (3.9%)
Murphy Oil Corp.	3,200,000	159,584
ConocoPhillips Co.	1,750,000	122,343
Chevron Corp.	557,292	36,074
		318,001
Other Energy (5.1%)
Pioneer Natural
Resources Co.	1,820,000	99,954
Noble Energy, Inc.	2,000,000	93,800
Pogo Producing Co.	1,200,000	70,728
* National Oilwell Varco Inc.	1,003,560	66,034
* Pride International, Inc.	990,000	28,225
Noble Corp.	400,000	27,384
* Hanover Compressor Co.	1,480,000	20,513
Arch Coal, Inc.	200,000	13,500
		420,138
Materials & Processing (5.8%)
Monsanto Co.	3,607,384	226,363
1 Minerals Technologies, Inc.	1,560,000	89,248
Avery Dennison Corp.	1,592,000	83,405
Bunge Ltd.	855,000	44,990
Fluor Corp.	500,000	32,190
		476,196
Producer Durables (7.3%)
*1 Thomas & Betts Corp.	5,075,000	174,631
* ASML Holding (New York)	9,107,600	150,366
Pall Corp.	4,560,000	125,400
Tektronix, Inc.	2,557,200	64,518
Plantronics, Inc.	1,150,000	35,432
* Entegris Inc.	2,166,306	24,479
* Cymer, Inc.	350,000	10,962
* Waters Corp.	200,000	8,320
* Agilent Technologies, Inc.	100,000	3,275
		597,383
Technology (32.4%)
CommunicationsTechnology (11.6%)
* Corning, Inc.	15,384,700	297,386
* Research In Motion Ltd.	3,746,000	256,226
* Comverse Technology, Inc.	6,184,750	162,473
Motorola, Inc.	5,000,000	110,450
* Nortel Networks Corp.	27,800,100	90,628
* McAfee Inc.	820,000	25,764
* CIENA Corp.	4,250,000	11,220
* Avocent Corp.	61,000	1,930
Computer Services Software & System (8.8%)
* Symantec Corp.	8,035,000	182,073
Autodesk, Inc.	2,600,000	120,744
Microsoft Corp.	4,325,000	111,282
* Macromedia, Inc.	2,080,000	84,594
*1 Macrovision Corp.	3,670,000	70,097

13

	Shares	Market Value• ($000)
* Citrix Systems, Inc.	1,700,000	42,738
* Akamai Technologies, Inc.	1,600,000	25,520
Adobe Systems, Inc.	800,000	23,880
* Cognizant Technology Solutions Corp.	429,200	19,996
* Accenture Ltd.	448,600	11,421
*1 The Descartes Systems Group Inc.	4,645,000	11,241
* NAVTEQ Corp.	205,000	10,240
* Intuit, Inc.	190,000	8,514
ComputerTechnology (4.0%)
* NVIDIA Corp.	4,400,000	150,832
*1 Emulex Corp.	4,529,400	91,539
Hewlett-Packard Co.	2,700,000	78,840
*1 Concurrent Computer Corp.	4,032,200	6,814
* Maxtor Corp.	210,000	924
Electronics (0.4%)
Amphenol Corp.	844,200	34,055
* Avid Technology, Inc.	120,000	4,968
Electronics-Semiconductors/Components (4.5%)
* Micron Technology, Inc.	10,800,000	143,640
Intersil Corp.	3,630,000	79,061
*^1Rambus Inc.	5,205,000	62,981
* Skyworks Solutions, Inc.	4,250,000	29,835
Texas Instruments, Inc.	550,000	18,645
* AMIS Holdings Inc.	1,500,000	17,790
* Freescale Semiconductor, Inc.Class B	450,000	10,611
Intel Corp.	235,000	5,793
* Silicon Laboratories Inc.	65,000	1,975
Electronics—Technology (0.9%)
* Trimble Navigation Ltd.	1,500,000	50,535
* Coherent, Inc.	720,000	21,082
Scientific Equipment & Supplies (2.2%)
Applera Corp.- Applied Biosystems Group	7,944,700	184,635
		2,672,972
Utilities (2.1%)
Sprint Nextel Corp.	7,139,700	169,782

Other (0.3%)
* Cott Corp.	1,563,000	27,665
Total Common Stocks (Cost $5,817,598)		8,039,666
Temporary Cash Investments (3.2%)
2 Vanguard Market Liquidity Fund, 3.744%	201,716,651	201,717
2 Vanguard Market Liquidity Fund, 3.744%—Note G	60,195,700	60,196
Total Temporary Cash Investments (Cost $261,913)		261,913
Total Investments (100.8%) (Cost $6,079,511)		8,301,579
Other Assets and Liabilities-Net (-0.8%)		(66,670)
Net Assets (100%)		8,234,909

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	8,301,579
Receivables for Capital Shares Issued	4,894
Receivables for Investment Securities Sold	6,857
Other Assets-Note C	4,433
Total Assets	8,317,763
Liabilities
Security Lending Collateral Payable to Brokers—Note G	60,196
Payables for Capital Shares Redeemed	7,251
Other Liabilities	15,407
Total Liabilities	82,854
Net Assets	8,234,909

14

At September 30, 2005 net assets consisted of:[3]
Amount ($000)

Paid-in Capital	6,010,267

Undistributed Net Investment Income	5,342

Overdistributed Net Realized Gains	(2,768)

Unrealized Appreciation	2,222,068

Net Assets	8,234,909

Investor Shares-Net Assets

Applicable to 163,897,212 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,231,028

Net asset value per share-
Investor shares	$31.92

Admiral Shares-Net Assets

Applicable to 40,719,295 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,003,881

Net asset value per share-
Admiral shares	$73.77

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to
    Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR-American Depositary Receipt.

15

Statement of Operations

Year Ended September 30, 2005
($000)
Investment Income
Income
Dividends[1]	56,562
Interest[1]	8,567
Security Lending	1,551
Total Income	66,680
Expenses
Investment Advisory Fees-Note B	19,857
The Vanguard Group-Note C
Management and Administrative
Investor Shares	15,626
Admiral Shares	2,737
Marketing and Distribution
Investor Shares	837
Admiral Shares	251
Custodian Fees	112
Auditing Fees	17
Shareholders' Reports
Investor Shares	84
Admiral Shares	2
Trustees' Fees and Expenses	11
Total Expenses	39,534
Expenses Paid Indirectly-Note D	(482)
Net Expenses	39,052
Net Investment Income	27,628
Realized Net Gain (Loss) on Investment Securities Sold[1]	52,452
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,220,533
Net Increase (Decrease) in Net Assets Resulting from Operations	1,300,613

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $253,000, $8,567,000, and ($36,728,000), respectively.

16

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Nov. 1, 2003, to Sept. 30, 2004[1] ($000)	Year Ended Oct. 31, 2003 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,628	5,206	2,341
Realized Net Gain (Loss)	52,452	159,885	(67,979)
Change in Unrealized Appreciation (Depreciation)	1,220,533	576,461	1,814,096
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,300,613	741,552	1,748,458
Distributions
Net Investment Income
Investor Shares	(15,773)	(2,793)	(2,518)
Admiral Shares	(5,045)	(1,164)	(695)
Realized Capital Gain
Investor Shares	(15,997)	—	—
Admiral Shares	(3,629)	—	—
Total Distributions	(40,444)	(3,957)	(3,213)
Capital Share Transactions-Note H
Investor Shares	(1,964,142)	448,941	416,321
Admiral Shares	1,403,339	389,020	222,935
Net Increase (Decrease) from Capital Share Transactions	(560,803)	837,961	639,256
Total Increase (Decrease)
Net Assets
Beginning of Period	7,535,543	5,959,987	3,575,486
End of Period[2]	8,234,909	7,535,543	5,959,987

1	The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2	Including undistributed (overdistributed) net investment income of $3,745,000, ($50,000) and ($1,299,000).

17

Financial Highlights

Capital Opportunity Fund Investor Shares
For a Share Outstanding	Year Ended Sept. 30,	Nov. 1, 2003, to Sept. 30,	Year Ended September 30,
Throughout Each Period	2005	2004[1]	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$27.24	$24.28	$16.54	$20.73	$30.16	$19.34
Investment Operations
Net Investment Income	.090(2)	.017	.009	.01	.07	.161
Net Realized and Unrealized Gain (Loss) on Investments[3]	4.731	2.956	7.744	(4.13)	(7.42)	11.284
Total from Investment Operations	4.821	2.973	7.753	(4.12)	(7.35)	11.445
Distributions
Dividends from Net Investment Income	(.070)	(.013)	(.013)	(.07)	(.16)	(.035)
Distributions from Realized Capital Gains	(.071)	—	—	—	(1.92)	(.590)
Total Distributions	(.141)	(.013)	(.013)	(.07)	(2.08)	(.625)
Net Asset Value, End of Period	$31.92	$27.24	$24.28	$16.54	$20.73	$30.16
Total Return[4]	17.72%	12.25%	46.91%	-19.97%	-25.68%	60.37%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,231	$6,199	$5,120	$3,181	$4,454	$5,437
Ratio of Total Expenses to Average Net Assets	0.51%	0.52%[5]	0.59%	0.58%	0.60%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.33%[2]	0.06%[5]	0.04%	0.07%	0.28%	0.64%
Portfolio Turnover Rate	12%	10%	14%	14%	20%	15%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes increases from redemption fees of $.01, $.01, $.01, $.03, $.03, and $.02.
4 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
5 Annualized.

18

Capital Opportunity Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended Sept. 30, 2005	Nov. 1, 2003, to Sept. 30, 2004[1]	Year Ended Oct. 31, 2003	Nov. 12, 2001[2] to Oct. 31, 2002
Net Asset Value, Beginning of Period	$62.96	$56.11	$38.22	$50.00
Investment Operations
Net Investment Income	.291[3]	.096	.062	.07
Net Realized and Unrealized Gain (Loss) on Investments[4]	10.911	6.828	17.894	(11.68)
Total from Investment Operations	11.202	6.924	17.956	(11.61)
Distributions
Dividends from Net Investment Income	(.228)	(.074)	(.066)	(.17)
Distributions from Realized Capital Gains	(.164)	—	—	—
Total Distributions	(.392)	(.074)	(.066)	(.17)
Net Asset Value, End of Period	$73.77	$62.96	$56.11	$38.22
Total Return[5]	17.82%	12.36%	47.05%	-23.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,004	$1,337	$840	$395
Ratio of Total Expenses to Average Net Assets	0.42%	0.41%[6]	0.49%	0.50%[6]
Ratio of Net Investment Income to Average Net Assets	0.38%[3]	0.17%[6]	0.14%	0.17%[6]
Portfolio Turnover Rate	12%	10%	14%	14%

1 The fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Inception.
3 Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
4 Includes increases from redemption fees of $.01, $.03, $.03, and $.07.
5 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
6 Annualized.
See accompanying notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.  Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.  Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

B.  PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2005, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C.  The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $1,005,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.  The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2005, these arrangements reduced the fund’s expenses by $482,000 (an annual rate of 0.01% of average net assets).

E.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,418,000 from undistributed net investment income, and $3,865,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $30,968,000 to offset taxable capital gains realized during the year ended September 30, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. The fund realized losses of $60,706,000 during the period November 1, 2004, through September 30, 2005, which are required to be deferred for tax purposes and will be treated as realized losses in fiscal 2006. For tax purposes, at September 30, 2005, the fund had $47,233,000 of ordinary income and $24,897,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $2,222,068,000, consisting of unrealized gains of $2,767,435,000 on securities that had risen in value since their purchase and $545,367,000 in unrealized losses on securities that had fallen in value since their purchase.

F.  During the year ended September 30, 2005, the fund purchased $948,422,000 of investment securities and sold $1,259,151,000 of investment securities, other than temporary cash investments.

G.  The market value of securities on loan to broker/dealers at September 30, 2005, was $55,574,000, for which the fund received cash collateral of $60,196,000.

21

H.  Capital share transactions for each class of shares were:

Year Ended September 30, 2005		November 1, 2003, to September 30, 2004		Year Ended October 31, 2003
Amount ($000)	Shares (000)	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	381,565	12,824	1,106,681	41,697	933,509	46,152
Issued in Lieu of Cash Distributions	29,794	967	2,611	107	2,348	136
Redeemed[1]	(2,375,501)	(77,454)	(660,351)	(25,109)	(519,536)	(27,713)
Net Increase (Decrease)- Investor Shares	(1,964,142)	(63,663)	448,941	16,695	416,321	18,575
Admiral Shares
Issued	1,643,729	22,950	532,781	8,642	303,864	6,477
Issued in Lieu of Cash Distributions	7,922	111	1,042	18	603	15
Redeemed[1]	(248,312)	(3,575)	(144,803)	(2,402)	(81,532)	(1,843)
Net Increase (Decrease)- Admiral Shares	1,403,339	19,486	389,020	6,258	222,935	4,649

1 Net of redemption fees of $1,595,000, $3,128,000, and $2,964,000 (fund totals).

22

I.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the year ended September 30, 2005, in securities of affiliated companies were as follows:

		Current Period Transactions
	Sept. 30, 2004 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Sept. 30, 2005 Market Value ($000)

Affymetrix, Inc.	98,610	840	12,035	—	n/a1

BioMarin Pharmaceutical Inc.	24,240	—	—	—	40,773

Concurrent Computer Corp.	8,116	—	1,307	—	6,814

The Descartes Systems Group Inc.	5,388	—	—	—	11,241

The Dress Barn, Inc.	35,380	3,803	490	—	50,072

Emulex Corp.	52,179	—	—	—	91,539

Ligand Pharmaceuticals Inc. Class B	52,313	—	41,552	—	—

Linens `n Things, Inc.	53,291	—	—	—	61,410

Macrovision Corp.	88,374	—	—	—	70,097

Men's Wearhouse, Inc.	87,150	—	23,181	—	96,120

Midwest Air Group Inc.	3,165	—	1,470	—	n/a1

Minerals Technologies, Inc.	62,392	31,444	—	253	89,248

Mykrolis Corp.	21,413	—	21,675	—	—

Rambus Inc.	81,666	—	—	—	62,981

REX Stores Corp.	8,500	—	5,624	—	n/a1

Strattec Security Corp.	13,697	—	—	—	11,407

Thomas & Betts Corp.	146,169	—	12,891	—	174,631

THQ Inc.	n/a2	52,653	—	—	106,813

	842,043			253	873,146

1 At September 30, 2005, the security is still held but the issuer is no longer an affiliated company of the fund.
2 At September 30, 2004, the issuer was not an affiliated company of the fund.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from November 1, 2003 to September 30, 2004, and for the year ended October 31, 2003 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $21,823,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $20,818,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 81.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard Capital Opportunity Fund Investor Shares
 Periods Ended September 30, 2005

	One Year[1]	Five Years	Ten Years
Returns Before Taxes	17.72%	2.01%	14.40%
Returns After Taxes on Distributions	17.64	1.46	13.69
Returns After Taxes on Distributions and Sale of Fund Shares	11.62	1.39	12.54

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

        To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005

	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,090.91	$2.73
Admiral Shares	1,000.00	1,091.43	2.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.46	$2.64
Admiral Shares	1,000.00	1,022.96	2.13

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.52% for Investor Shares and 0.42% for Admiral Shares. The dollar amounts shown
   as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period,    multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most    recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the transaction fee on redemptions. These fees are fully described in the prospectus. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

27

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The board of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard Capital Opportunity Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™> www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their respective owners.

Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the offering	You can obtain a free copy of Vanguard's proxy voting
of shares of any Vanguard fund only if preceded	guidelines by visiting our website, www.vanguard.com,
or accompanied by the fund's current prospectus.	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112005

Vanguard® Global Equity Fund

› Annual Report

September 30, 2005

>	Vanguard Global Equity Fund returned 26.0% for the fiscal year ended September 30, 2005. The fund’s return outpaced those of its benchmark index and its average mutual fund peer by healthy margins.

>	Returns of international stocks surpassed those of U.S. stocks. Despite an upswing in the U.S. dollar versus several major foreign currencies, returns for U.S.-based investors were still very good.

>	The advisors’ skillful country and sector allocations, as well as good stock selections, drove the fund’s success.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisors' Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund's After-Tax Returns	31
About Your Fund's Expenses	32
Trustees Renew Advisory Agreements	34
Glossary	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005
Vanguard Global Equity Fund	26.0%
MSCI All Country World Index	20.9
Average Global Fund[1]	19.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Global Equity Fund	$16.08	$19.72	$0.21	$0.27

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the 12 months ended September 30, 2005, Vanguard Global Equity Fund posted an excellent 26.0% return. The advisors’ decisions regarding country and sector allocations paid off handsomely, as did a number of strongly performing stock selections.

The table on page 1 presents the total return (capital change plus reinvested distributions) for the fund, along with those of its main performance yardsticks. For details on the fund’s starting and ending net asset values and per-share distributions, see page 1. If you own the fund in a taxable account, you may wish to review the report on after-tax returns on page 31.

U.S. stocks fared well; international stocks even better

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the economy—could continue to withstand both the persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns of smaller stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth).

International stocks, particularly in emerging markets, delivered outstanding returns relative to U.S. stocks. The Morgan Stanley Capital International (MSCI) All Country World Index ex USA rose 29.5% in the fiscal period, more than twice the return of the Dow Jones Wilshire 5000 Index.

Excellent results were driven by strong stock selection

The fund’s strong showing in fiscal 2005 extended its string of consecutive positive fiscal-year returns to three. Its 26.0% return marked the third-highest fiscal-year return since the fund’s 1995 inception. The fund’s success in the most recent period reflects the willingness of the advisors to think independently of consensus opinion in pursuit of investment value. Although the advisors’ methodologies differ—Marathon Asset Management relies on traditional, fundamental equity research while Acadian Asset Management uses a computer-driven quantitative approach—their complementary efforts produce a portfolio whose characteristics bear little

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks
MSCI All Country World Index ex USA (International)	29.5%	27.2%	-4.8%
Russell 1000 Index (Large-caps)	14.3	17.7	-1.3
Russell 2000 Index (Small-caps)	18.0	24.1	6.4
Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%
Lehman Municipal Bond Index	4.0	4.2	6.3
Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3
CPI
Consumer Price Index	4.7%	3.2%	2.7%

similarity to the broad global stock market. For example, during the fiscal year, the fund held, on average, about 30% of its assets in the United States. Consensus opinion, as represented by the country weightings in the MSCI All Country World Index, put the appropriate U.S. weighting at about 50% of assets. Your fund also had a relatively large position in emerging markets, particularly in Asia, reflecting the advisors’ shared belief that the markets in those countries will continue to benefit from ongoing economic development and foreign investment.

This positioning produced strong results in fiscal 2005, as returns from international markets, especially emerging markets, outpaced those of U.S. stocks. While such variations from benchmark weightings carry the risk of a bad outcome, they’re also a precondition for the success of an active management strategy. During the past 12 months, the fund’s advisors succeeded in translating these measured risks into outperformance.

In addition to their regional emphases, the advisors’ solid stock selections were another important factor in the fund’s success. This was most evident in the consumer discretionary, financials, and industrials sectors, the fund’s three largest sector holdings, on average. The advisors overweighted the consumer discretionary and industrials sectors, each of which outperformed its respective index constituent by a wide margin. Although the fund was underweighted in financials versus the index, the fund’s holdings did significantly better than the sector in the index.

While there were many bright spots in the portfolio—your fund experienced double-digit positive returns in all of the sectors and geographic regions in which the advisors invested—the fund did miss

Expense Ratios:[1] Your fund compared with its peer group	Fund	Average Global Fund
Global Equity Fund	0.80%	1.77%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

out on some strong-performing stocks in sectors such as materials and information technology, where its returns lagged those of the index sectors.

For more details on the fund’s positioning and performance, see the Advisors’ Report on page 7.

The long-term perspective: a record that commands notice

The Global Equity Fund reached its ten-year anniversary during the fiscal year. Despite a few disappointments in its early years, the fund’s performance has been outstanding.

The table at the bottom of this page shows your fund’s average annual return—along with those of its comparative benchmarks—for the ten years ended September 30, 2005. It also presents the results of hypothetical $10,000 initial investments made in the fund and those performance yardsticks.

As you can see, the fund’s 11.6% average annual return surpassed those of the average global fund and the unmanaged index by a significant margin—more than 4 percentage points. The difference between your fund’s final value and that of the index—$9,336—is not far shy of the amount of the initial investment. This accomplishment is made more notable by the fact that the index does not incur the headwind of operating expenses, as does the fund.

Diversification: A practice that never goes out of style

The global stock markets will exhibit an unpredictable pattern in which U.S. stocks will sometimes surpass international stocks and at other times international stocks outpace U.S. stocks. While the uncertainty of the markets worries many investors, it can also present them with important opportunities to enhance their portfolios’returns.

Total Returns
	Ten Years Ended September 30, 2005
	Average Annual Return	Final value of a $10,000 Initial Investment

Global Equity Fund	11.6%	$30,035

MSCI All Country World Index	7.5	20,699

Average Global Fund	7.3	20,322

Fund Assets Managed	September 30, 2005
	$ Million	Percentage
Acadian Asset Management, Inc.	$1,148	49%

Marathon Asset Management LLP	1,096	48

Cash Investments[1]	58	3

Total	$2,302	100%

1	These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

On a broader level, it’s important to hold a mix of assets among stocks, bonds, and short-term reserves that correlates with your objectives, time horizon, and risk tolerance. Over the years, we have encouraged you to strive for this sort of diversification because it is the best way to gain exposure to the best-performing asset classes, while at the same time limiting the risk to your portfolio from the poor performance of a given asset class at a particular time. As a small part of a balanced portfolio, the Global Equity Fund, with its broad-based combination of domestic and international stocks, can play a vital role in helping you to move toward your investment goals.

We thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 13, 2005

Total Returns	Twelve Months Ended September 30, 2005
	Based on Local	Currency	Based on
Index/Country	Currency	Impact	U.S. Dollars

MSCI Europe	28.5%	-4.1%	24.4%
United Kingdom	23.4	-2.7	20.7
France	30.1	-3.9	26.2
Germany	30.1	-3.8	26.3
Switzerland	28.9	-4.0	24.9
Netherlands	27.5	-3.7	23.8
Italy	31.1	-3.9	27.2
MSCI Pacific	30.5	-1.8	28.7
Japan	30.6	-3.6	27.0
Hong Kong	23.7	0.6	24.3
Singapore	17.8	-0.4	17.4
Australia	34.4	7.3	41.7
MSCI EAFE	29.2	-3.4	25.8
Select Emerging Markets	47.2	-0.4	46.8
Dow Jones Wilshire 5000 (United States)	14.7	—	14.7

Advisors’ Report

During the 12 months ended September 30, 2005, Vanguard Global Equity Fund returned 26.0%, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the diversification of your fund.

The advisors, their percentage of fund assets managed, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment opportunities in their markets, and a discussion of how their portfolio positioning reflects this assessment.

Acadian Asset Management, Inc.

Portfolio Managers:
John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer
Ronald Frashure, CFA, President and Co-Chief Investment Officer
Brian Wolahan, CFA, Senior Vice President and Co-Director of Research

Despite sluggish economic conditions and inflationary pressures from increasing oil and commodity prices over the past 12 months, many markets posted solid gains. Valuations have remained attractive and the longer-term growth outlook appears to be improving.

Stock selection in the United States was the most significant contributor to return for our portion of the portfolio. The U.S. technology and telecommunications sectors delivered positive returns amid robust consumer spending. Additionally,

Vanguard Global Equity Fund Investment Advisors
Investment Advisors	Fund Assets Managed (%)	Investment Strategy

Acadian Asset Management, Inc.	49	A quantitative, active, bottom-up investment process
		that combines stock and country/sector valuation to
		arrive at a return forecast for each of more than
		20,000 securities in the global universe.

Marathon Asset Management LLP	48	A long-term and contrarian investment philosophy and
		process with a focus on industry capital cycle analysis
		and in-depth management assessment.

Cash Investments[1]	3	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

the booming U.S. housing market has driven outperformance in the durables sector, with homebuilder KB Homes producing exceptional results over the period.

The portfolio also benefited from worldwide opportunities in the energy sector, which has remained a strong focus for investors. The portfolio’s energy holdings in the United States and Russia were rewarded significantly in this environment. The services sector also performed well for the portfolio, particularly in Japan, where shipping company Mitsui OSK Lines was a strong performer.

The only sector that posed significant challenges for our portfolio during the period was finance, particularly in Europe where the interest rate environment has remained uncertain and consumer lending has been stagnant. One key holding, Dutch insurer ING Groep, saw its returns decline as low bond yields continued to test the European insurance sector.

Marathon Asset Management LLP
Portfolio Manager: Jeremy Hosking, Director

Over the last year, capital markets were dominated by the rise in commodity prices, particularly oil. Our portfolio’s turnover was very low during the period. This is a reflection of both a reluctance to make major decisions in response to the strength in oil prices and Marathon’s conviction that the relative advantage of patience-based investment strategies is increasing.

In Japan, we continued the theme of adding to larger-capitalization domestic issues with strong cash flow, funding these through sales of cyclical and resource-related issues that had responded well to rising commodity prices. We remain positive on the long-term prospect for structural change in Japan and have recently made a very modest reduction in the portfolio’s Southeast Asian exposure to fund additions to Japan.

For example, we raised investment capital from the partial sale of SembCorp Marine, a Singapore-based marine engineering firm. Our initial investment thesis, nine years ago, was largely driven by consolidation in the industry. We also saw in SembCorp an incentivized management that was moving the company away from commodity shipbuilding toward higher-value-added building and repair. The company has performed in line with our expectations. The profits realized from our recent sale were particularly pleasing, as Marathon was instrumental in defeating a

2002 bid from the parent company that valued SembCorp at less than one-third of its current price.

Among other noteworthy portfolio strategies, our underweighted position in North America remains, with the portfolio focused on business-to-business beneficiaries as the U.S. consumer appears overextended. These business-to-business companies also have strong cash flow and have underinvested in recent years.

Our outlook is somewhat cautious, as we believe that both profits and economic growth could come under some pressure in the next few quarters and that investors will become more skeptical about the economic outlook. Valuation spreads between industry sectors have become quite narrow and it is difficult to see how investors should best navigate this period. The Marathon portfolio continues its focus on individual company preferences across the market-capitalization spectrum and across investment styles, which seems as defensive an investment position as any.

Fund Profile
As of September 30, 2005

Portfolio Characteristics	Fund	Comparative Index[1]
Number of Stocks	516	2,627
Turnover Rate	83%	—
Expense Ratio	0.80%	—
Short-Term Reserves	3%	—

Sector Diversification (% of portfolio)	Fund	Comparative Index[1]
Consumer Discretionary	13%	11%
Consumer Staples	6	8
Energy	10	11
Financials	24	24
Health Care	6	10
Industrials	11	10
Information Technology	9	11
Materials	8	6
Telecommunication Services	7	5
Utilities	3	4
Short-Term Reserves	3%	—

Volatility Measures	Fund	Comparative Index[1]
R-Squared	0.88	1.00
Beta	1.02	1.00

Ten Largest Holdings[2] (% of total net assets)
Banco Santander Central Hispano SA	banking	1.7%
OAO Lukoil Holding Sponsored ADR	energy and utilities	1.7
ConocoPhillips Co.	energy and utilities	1.5
Progressive Corp. of Ohio	insurance	1.3
(China Mobile Hong Kong) Ltd.	telecommunications	1.3
AstraZeneca Group PLC	pharmaceuticals	1.3
CSX Corp.	transportation services	1.2
Intel Corp.	electronics	1.2
E.On AG	energy and utilities	1.2
Texas Instruments, Inc.	electronics	1.1
Top Ten		13.5%

Allocation by Region (% of portfolio)

26% Europe
18% Pacific
10% Emerging Markets
43%North America
  3% Short-term Reserves

1	MSCI All Country World Index.
2	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification (% of portfolio)	Fund	Comparative Index[1]
Europe
United Kingdom	9%	11%
Spain	4	2
Germany	3	3
France	3	4
Netherlands	2	1
Finland	1	1
Switzerland	1	3
Italy	1	2
Sweden	1	1
Belgium	1	1
Subtotal	26%	29%
Pacific
Japan	9%	10%
Australia	4	2
Hong Kong	3	1
Malaysia	1	0
Singapore	1	0
Subtotal	18%	13%
Emerging Markets
China	2%	0%
South Africa	2	1
Russia	2	0
Thailand	1	0
South Korea	1	1
Philippines	1	0
Taiwan	1	1
Other Emerging Markets	0	4
Subtotal	10%	7%
North America
United States	38%	48%
Canada	5	3
Subtotal	43%	51%
Short-Term Reserves	3%	—

1	MSCI All Country World Index. See page 37 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance September 30, 1995–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Global Equity Fund	25.99%	12.22%	11.63%	$30,035

MSCI AC World Index	20.94	1.35	7.55	20,699

Average Global Fund[1]	19.67	0.14	7.35	20,322

1 Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%) September 30, 1995–September 30, 2005

[Dark Gray] Global Equity Fund
[Light Gray] MSCI All Country World Index

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (95.9%)[1]
Argentina (0.1%)
Tenaris SA ADR	7,000	965
* Telecom Argentina SA ADR	25,700	332
Australia (3.5%)		1,297
Westpac Banking Corp., Ltd.	949,400	15,305
Australia & New Zealand Bank Group Ltd.	775,862	14,226
BHP Billiton Ltd.	716,898	12,244
Rinker Group Ltd.	659,216	8,386
Santos Ltd.	585,910	5,580
Macquarie Bank Ltd.	95,009	5,470
^ Rio Tinto Ltd.	102,788	4,647
Iluka Resources Ltd.	420,516	2,818
Caltex Australia Ltd.	174,022	2,728
QBE Insurance Group Ltd.	138,395	1,976
Amcor Ltd.	282,032	1,441
Orica Ltd.	83,260	1,335
Babcock & Brown Ltd.	80,431	1,305
BlueScope Steel Ltd.	163,099	1,193
Alumina Ltd.	204,000	956
Foster's Group Ltd.	198,246	882
Leighton Holdings Ltd.	39,821	435
Sonic Healthcare Ltd.	22,230	264
Belgium (0.7%)		81,191
* Fortis	252,200	7,322
Dexia	186,099	4,211
^ Colruyt NV	21,530	2,815
Belgacom SA	59,024	2,010
KBC Bankverzekeringsholding	7,700	626
Canada (5.5%)		16,984
Imperial Oil Ltd.	162,600	18,775
* Royal Bank of Canada	247,400	18,053
* Rogers Communications,Inc. Class B	367,900	14,506
* Bombardier Inc. Class B	4,268,200	10,555
* Nortel Networks Corp.	2,988,330	9,742
^ Bank of Nova Scotia Halifax	257,900	9,646
* Telus Corp.-Non Voting Shares	185,900	7,584
^ National Bank of Canada	130,000	6,742
Alcan Inc.	158,800	5,042
EnCana Corp.	79,600	4,654
^ BCE Inc.	155,700	4,273
* Teck Cominco Ltd. Class B	84,500	3,797
*^ ACE Aviation Holdings, Inc.	86,200	2,637
Fairmont Hotels & Resorts Inc.	74,300	2,483
^ Abitibi-Consolidated Inc.	446,200	1,795
* Telus Communications Inc.	29,789	1,245
* Metro Inc.	36,200	1,040
^ Novelis Inc.	31,760	681
* Fraser Papers Inc.	69,100	580
Goldcorp Inc.	27,600	554
Methanex Corp.	36,600	543
* Biovail Corp.	13,200	308
Agrium, Inc.	11,000	242
* Gildan Activewear Inc.	4,900	187
* RONA Inc.	9,400	186
Canadian Utilities Ltd.	5,194	177
Fortis Inc.	1,920	160

	Shares	Market Value• ($000)
* Astral Media Inc.	4,487	132
Rothmans Inc.	5,600	104
Sherritt International Corp.	11,000	104
AUR Resources Inc.	7,732	59
* Firstservice Corp.	2,397	55
China (2.2%)		126,641
(China Mobile Hong Kong) Ltd.	6,155,500	30,273
PetroChina Co. Ltd.	12,950,000	10,825
China Telecom Corp. Ltd.	11,585,000	4,363
China Petroleum &Chemical Corp.	5,502,000	2,510
Tsingtao Brewery Co., Ltd.	1,548,000	1,666
Denmark (0.3%)		49,637
*^William Demant A/S	55,700	2,622
*^Vestas Wind Systems A/S	89,999	2,184
Coloplast A/S B Shares	35,400	2,165
Finland (1.1%)		6,971
Fortum Oyj	523,600	10,521
Sampo Oyj A Shares	450,200	7,168
Metso Oyj	173,500	4,421
TietoEnator Oyj B Shares	78,020	2,635
^ M-Real Oyj B Shares	271,915	1,482
France (2.5%)		26,227
BNP Paribas SA	265,431	20,261
Arcelor	357,344	8,377
AXA	139,000	3,836
Groupe Danone	30,700	3,335
Sanofi-Aventis	38,280	3,180
Carrefour SA	64,208	2,973
* Alcatel SA	208,100	2,801
Credit Agricole SA	94,802	2,792
Thales SA	57,800	2,693
SCOR SA	1,217,900	2,504
Cie. de St. Gobain SA	37,200	2,152
* Atos Origin SA	26,400	1,878
France Telecom SA	47,704	1,377
Germany (2.7%)		58,159
E.On AG	290,004	26,753
Allianz AG	80,976	10,968
BASF AG	62,614	4,727
DaimlerChrysler AG (Registered)	76,700	4,091
^ Fresenius Medical Care AG	40,900	3,737
Bayerische Motoren Werke AG	61,480	2,902
Adidas-Salomon AG	11,767	2,055
Deutsche Post AG	82,200	1,930
Continental AG	22,886	1,890
Fresenius Medical Care AG ADR	29,244	888
Beiersdorf AG	6,506	749
Schering AG	5,207	330
Hong Kong (3.5%)		61,020
Jardine Matheson Holdings Ltd.	1,055,902	18,089
Jardine Strategic Holdings Ltd.	1,305,400	13,315
New World Development Co., Ltd.	7,417,015	9,788
Television Broadcasts Ltd.	1,068,000	6,525
Henderson Land Development Co. Ltd.	1,117,000	5,598
Hong Kong Aircraft &Engineering Co., Ltd.	668,000	5,120
Hong Kong Exchanges &Clearing Ltd.	1,135,000	3,898
Wheelock and Co. Ltd.	1,901,000	3,392
Hong Kong and Shanghai Hotels Ltd.	2,531,367	2,817
First Pacific Co. Ltd.	6,988,000	2,415
SmarTone Telecommunications Ltd.	2,082,790	2,164
Hysan Development Co., Ltd.	747,938	1,880
i-CABLE Communications Ltd.	5,207,000	1,507
* Next Media Ltd.	2,894,000	1,269
Mandarin Oriental International Ltd.	1,171,690	1,004
Asia Satellite Telecommunications Holdings Ltd.	369,500	702

	Shares	Market Value• ($000)
Silver Grant International Industries Ltd.	1,752,000	497
Solomon Systech International Ltd.	482,000	174
Indonesia (0.4%)		80,154
PT Bank Indonesia Tbk	58,085,229	2,745
PT Semen Gresik Tbk	1,216,000	2,153
PT Gudang Garam Tbk	1,149,900	1,220
PT Astra International Tbk	1,262,576	1,200
PT Matahari Putra Prima Tbk	12,562,500	1,027
PT Indofood Sukses Makmur Tbk	10,823,000	768
PT Citra Marga Nusaphala Persada Tbk	774,000	60
* PT Mulia Industrindo Tbk	921,000	15
Ireland (0.2%)		9,188
Independent News &Media PLC	941,918	2,756
Fyffes PLC	462,500	1,418
Italy (0.8%)		4,174
*^Fiat SpA	524,400	4,708
Saipem SpA	271,200	4,590
Luxottica Group SpA ADR	179,800	4,479
^Unicredito Italiano SpA	505,900	2,864
*^Fastweb SpA	52,836	2,375
Natuzzi SpA-SP ADR	50,700	417
Japan (9.3%)		19,433
Mitsui OSK Lines Ltd.	3,000,000	24,112
Mizuho Financial Group, Inc.	3,044	19,492
KDDI Corp.	1,950	11,085
Mitsubishi Corp.	419,300	8,310
NTT DoCoMo, Inc.	4,284	7,684
Nippon Yusen Kabushiki Kaisha Co.	965,000	6,497
Japan Tobacco, Inc.	362	5,725
Sumitomo Mitsui Financial Group, Inc.	533	5,054
Komatsu Ltd.	323,000	4,424
East Japan Railway Co.	720	4,123
Kirin Brewery Co., Ltd.	344,000	3,798
Takeda Pharmaceutical Co. Ltd.	63,300	3,796
^ Tokyo Gas Co., Ltd.	883,000	3,598
Sumitomo Trust &Banking Co., Ltd.	434,000	3,596
FamilyMart Co., Ltd.	114,900	3,464
Fuji Photo Film Co., Ltd.	94,000	3,113
Chiba Bank Ltd.	372,000	3,040
Nippon Oil Corp.	339,000	2,982
Nintendo Co.	25,200	2,960
Nippon Telegraph and Telephone Corp.	574	2,852
Tokyo Electric Power Co.	110,600	2,806
^ Kawasaki Heavy Industries Ltd.	1,082,000	2,751
Dai-Nippon Printing Co., Ltd.	168,000	2,726
Central Japan Railway Co.	348	2,721
Tokyo Broadcasting System, Inc.	112,000	2,605
Toyota Motor Corp.	56,000	2,588
Bank of Yokohama Ltd.	338,000	2,585
Yamaha Motor Co., Ltd.	123,400	2,561
Sekisui House Ltd.	200,000	2,467
Sumitomo Electric Industries Ltd.	179,000	2,427
West Japan Railway Co.	638	2,418
Sompo Japan Insurance Inc.	181,000	2,413
* Seven and I Holdings Co., Ltd.	72,360	2,401
Kao Corp.	96,000	2,377
Nippon Sanso Corp.	368,000	2,314
Sumitomo Forestry Co.	218,000	2,219
Sankyo Co., Ltd.	41,000	2,171
Tanabe Seiyaku Co., Ltd.	212,000	2,151
^ Matsushita Electric Works, Ltd.	205,000	2,047
Hitachi Ltd.	319,000	2,033
Onward Kashiyama Co., Ltd.	126,000	2,008
^ Nippon Suisan Kaisha Ltd.	508,000	1,994
Secom Co., Ltd.	40,000	1,941
Matsushita Electric Industrial Co., Ltd.	101,000	1,725
^ Shiseido Co., Ltd.	118,000	1,708
Sony Corp.	46,900	1,555
Sumitomo Metal Mining Co.	166,000	1,543
^ Bank of Fukuoka, Ltd.	206,000	1,490
Daifuku Co., Ltd.	107,000	1,458
Kinden Corp.	164,000	1,420
JS Group Corp.	82,000	1,400

	Shares	Market Value• ($000)
^ Alfresa Holdings Corp.	28,200	1,315
Ryosan Co., Ltd.	48,500	1,269
Toppan Forms Co., Ltd.	101,600	1,256
*^ Namco Bandai Holdings Inc.	74,850	1,248
Nippon Meat Packers, Inc.	112,000	1,218
^ Isetan Co.	74,000	1,187
Shimizu Corp.	176,000	1,156
NGK Insulators Ltd.	86,000	1,100
Toyo Seikan Kaisha Ltd.	68,000	1,018
Yamatake Corp.	50,000	946
Nisshinbo Industries, Inc.	107,000	933
Teijin Ltd.	159,000	930
Tokyo Ohka Kogyo Co., Ltd.	35,400	872
Aisin Seiki Co., Ltd.	21,000	600
Nippon Mining Holdings Inc.	75,000	592
Noritake Co., Ltd.	122,000	585
Mitsubishi Gas Chemical Co.	74,000	496
Inabata & Co., Ltd.	49,000	472
Fujitsu Fronttec Ltd.	32,700	351
Malaysia (0.9%)		214,272
Resorts World Bhd	1,840,000	5,375
Telekom Malaysia Bhd	1,415,200	3,909
CIMB Bhd	1,751,777	2,928
Commerce Asset Holdings Bhd	1,396,000	2,075
British American Tobacco Bhd	165,000	1,661
Maxis Communications Bhd	568,900	1,427
Tenaga Nasional Bhd	263,000	754
* Malaysian Airline System Bhd	758,000	675
Kumpulan Guthrie Bhd	1,056,000	671
* Multi-Purpose Holdings Bhd	2,449,000	618
Lion Industries Corp. Bhd	380,000	89
* Multi-Purpose Holdings Bhd.Warrants Exp. 2/26/09	254,000	16
Mexico (0.1%)		20,198
America Movil SA de CV Series L ADR	46,200	1,216
* Cemex SA CPO	152,800	797
Telefonos de Mexico SA Class L ADR	32,000	681
Netherlands (1.6%)		2,694
^ Aegon NV	637,661	9,516
ING Groep NV	307,409	9,192
Koninklijke KPN NV	603,937	5,438
Koninklijke (Royal) Philips Electronics NV	141,871	3,796
Heineken NV	108,650	3,507
Koninklijke Boskalis Westminster NV	35,437	1,772
Wolters Kluwer NV	72,271	1,348
DSM NV	26,654	1,051
Stork NV	6,100	304
New Zealand (0.1%)		35,924
^ Telecom Corp. of New Zealand Ltd.	468,517	1,958
Carter Holt Harvey Ltd.	660,000	1,153
Wrightson Ltd.	50,783	88
Norway (0.4%)		3,199
Statoil ASA	287,900	7,135
DnB NOR ASA	228,000	2,360
Philippines (0.7%)		9,495
Ayala Corp.	1,290,226	6,626
Globe Telecom, Inc.	417,900	5,561
Jollibee Foods Corp.	2,999,000	1,925
Banco De Oro	2,613,000	1,422
* ABS-CBN Broadcasting Corp.	3,806,100	952
Poland (0.0%)		16,486
KGHM Polska Miedz SA	45,979	666
Portugal (0.0%)
Banco Comercial Portugues SA	311,425	869
Russia (1.9%)
OAO Lukoil Holding Sponsored ADR	661,600	38,254
* OAO Gazprom-Spon ADR	51,900	3,477
Mining and Metallurgical Co.Norilsk Nickel ADR	17,500	1,453
Tatneft ADR	13,800	888
		44,072

	Shares	Market Value• ($000)
Singapore (0.6%)
Great Eastern Holdings Ltd.	500,000	4,589
BIL International Ltd.	4,553,000	3,453
SembCorp Marine Ltd.	1,462,000	2,594
United Industrial Corp., Ltd.	2,593,000	1,676
Overseas Union Enterprise Ltd.	194,000	1,098
South Africa (2.0%)		13,410
Sun International Ltd.	549,866	6,796
RMB Holdings Ltd.	1,550,600	6,395
Nedbank Group Ltd.	361,805	5,252
Hosken Consolidated Investments Ltd.	1,103,148	4,902
Anglo American PLC	145,345	4,367
JD Group Ltd.	303,446	3,703
Anglo Platinum Ltd.	62,500	3,690
Venfin Ltd.	683,690	3,634
FirstRand Ltd.	1,329,636	3,549
Gold Fields Ltd.	140,040	2,076
City Lodge Hotels Ltd.	83,078	503
South Korea (1.0%)		44,867
Korea Electric Power Corp.	280,830	9,622
POSCO	32,650	7,395
* LG. Philips LCD Co., Ltd.	48,460	2,015
* Hynix Semiconductor Inc.	64,210	1,428
Samsung Electronics Co., Ltd.	950	539
Kookmin Bank	7,000	415
Hyundai Motor Co. Ltd.	5,000	393
Samyang Corp.	8,820	390
Korea Iron & Steel Co., Ltd.	4,000	116
Kiswire Ltd.	3,000	85
Spain (3.6%)		22,398
Banco Santander Central Hispano SA	2,929,777	38,668
Banco Bilbao Vizcaya Argentaria SA	520,766	9,169
ACS, Actividades de Contruccion y Servisios, SA	237,268	6,946
Acciona SA	48,700	5,600
Gestevision Telecinco SA	256,500	5,393
Banco Popular Espanol SA	316,500	3,873
Acerinox SA	272,500	3,802
Telefonica SA	197,009	3,243
* Sogecable SA	62,269	2,440
NH Hoteles SA	96,240	1,494
Viscofan SA	58,000	695
Prosegur Cia de Seguridad SA (Registered)	20,000	521
Sweden (0.8%)		81,844
Telefonaktiebolaget LM Ericsson AB Class B	1,324,700	4,887
Nordea Bank AB	440,500	4,419
Svenska Handelsbanken AB A Shares	183,400	4,262
Assa Abloy AB	189,200	2,683
Svenska Cellulosa AB B Shares	54,300	1,910
Hoganas AB B Shares	46,850	1,104
Switzerland (1.0%)		19,265
Cie. Financiere Richemont AG	109,600	4,372
Novartis AG (Registered)	84,840	4,333
* Alcon, Inc.	31,700	4,054
Zurich Financial Services AG	21,750	3,727
* Logitech International SA	51,600	2,095
Adecco SA (Registered)	42,800	1,965
Geberit AG	2,240	1,638
* Syngenta AG	9,356	986
Publigroupe SA	3,140	899
Taiwan (0.6%)		24,069
Taiwan Semiconductor Manufacturing Co., Ltd.	3,888,000	6,263
Powerchip Semiconductor Corp.	3,801,000	2,129
Chunghwa Telecom Co., Ltd.	978,000	1,711
China Steel Corp.	1,307,250	1,169
* Winbond Electronics Corp.	2,940,000	891
Taiwan Cellular Corp.	770,000	734
Far EasTone Telecommunications Co., Ltd.	627,000	712
ProMOS Technologies Inc.	1,993,208	593
* Ritek Corp.	1,178,000	424
Vanguard International Semiconductor Corp.	259,000	181
		14,807

	Shares	Market Value• ($000)
Thailand (1.1%)
Siam Cement Public Co. Ltd.Non-Voting Depository Receipts	1,146,200	6,555
Advanced Information Services Public Co. Ltd. (Foreign)	2,406,000	6,328
Siam Cement Public Co.Ltd. (Foreign)	745,300	4,631
Kasikornbank Public Co.Ltd. (Foreign)	2,332,900	3,827
MBK Development Public Co. Ltd. (Foreign)	813,400	941
National Finance & Securities Public Co. Ltd. (Foreign)	2,200,000	702
Siam Commercial Bank Public Co. Ltd. (Foreign)	373,300	468
GMM Grammy Public Co. Ltd.Non-Voting Depository Receipts	997,000	306
Post Publishing Public Co. Ltd.	1,300,000	255
GMM Grammy Public Co.Ltd. (Foreign)	642,000	197
Matichon Public Co.Ltd. (Foreign)	472,000	125
Turkey (0.5%)		24,335
Haci Omer Sabanci Holding A.S	985,053	5,084
* Dogan Sirketler Grubu Holding A.S	782,000	2,183
* Petrol Ofisi A.S	298,870	990
* Turkiye Garanti Bankasi A.S	257,000	764
Turkiye Is Bankasi A.S. C Shares	87,114	604
Tofas Turk Otomobil Fabrikasi A.S	234,000	434
* Vestel Elektronik Sanayi ve Ticaret A.S	89,826	320
Anadolu Efes Biracilik ve Malt Sanayii A.S	5,983	160
Enka Insaat ve Sanayi A.S	11,322	124
United Kingdom (9.1%)		10,663
AstraZeneca Group PLC	614,954	28,817
BHP Billiton PLC	846,344	13,718
SABMiller PLC	591,300	11,540
Rio Tinto PLC	276,639	11,371
Royal Dutch Shell PLC Class B	214,522	7,431
British American Tobacco PLC	329,886	6,966
Vodafone Group PLC	2,665,278	6,955
Royal Dutch Shell PLC Class A	194,051	6,427
BAE Systems PLC	998,100	6,074
Barclays PLC	470,600	4,768
HBOS PLC	311,500	4,711
Antofagasta PLC	168,900	4,644
Pilkington PLC	1,792,500	4,402
Diageo PLC	301,128	4,346
BP PLC	363,800	4,309
Hanson Building Materials PLC	397,650	4,147
Reed Elsevier PLC	440,100	4,086
Reckitt Benckiser PLC	131,890	4,035
Arriva PLC	386,433	4,026
^ Tesco PLC	699,500	3,835
Associated British Ports Holdings PLC	391,500	3,642
Cable and Wireless PLC	1,416,600	3,583
ICAP PLC	544,600	3,525
Capita Group PLC	525,800	3,509
BAA PLC	312,300	3,451
The Sage Group PLC	844,500	3,447
Carnival PLC	58,014	3,023
Intertek Testing Services PLC	229,900	2,779
Provident Financial PLC	239,056	2,654
Amvescap PLC	407,600	2,654
Smiths Group PLC	143,410	2,435
Stagecoach Group PLC	1,204,023	2,379
Compass Group PLC	548,835	2,002
WPP Group PLC	190,900	1,953
Hilton Group PLC	346,300	1,931
ITV PLC	949,135	1,899
Boots Group PLC	175,900	1,898
Enterprise Inns PLC	121,300	1,810
Rexam PLC	196,300	1,788
* Enodis PLC	783,600	1,786
Eircom Group PLC	734,000	1,716
BT Group PLC	396,200	1,559
* Invensys PLC	5,973,600	1,541
Hays PLC	572,900	1,245
* MyTravel Group PLC-A Shares	325,466	1,143
International Power PLC	230,660	1,016
Bunzl PLC	91,233	917
Devro PLC	285,000	663

	Shares	Market Value• ($000)
Sygen International PLC	408,600	342
* NETeller PLC	19,130	279
* Jazztel PLC	198,100	249
Homeserve PLC	12,400	242
* Eircom Group PLC Rights Exp. 10/6/05	305,833	218
Kier Group PLC	3,500	66
United States (37.0%)		209,952
Auto & Transportation (3.2%)
CSX Corp.	587,305	27,298
Burlington Northern Santa Fe Corp.	150,600	9,006
* Kansas City Southern	368,700	8,594
Overseas Shipholding Group Inc.	133,700	7,799
Harley-Davidson, Inc.	116,100	5,624
* AMR Corp.	400,500	4,478
Norfolk Southern Corp.	105,600	4,283
* US Airways Group Inc.	97,900	2,057
* The Goodyear Tire & Rubber Co.	131,400	2,049
* Swift Transportation Co., Inc.	76,600	1,356
Laidlaw International Inc.	54,200	1,310
*^ Northwest Airlines Corp.Class A	324,000	214
Consumer Discretionary (5.7%)
Costco Wholesale Corp.	554,100	23,876
* Liberty Global, Inc. Class A	431,660	11,689
* Liberty Global, Inc. Series C	431,660	11,115
* PRIMEDIA Inc.	2,072,800	8,478
Nordstrom, Inc.	246,700	8,467
International Speedway Corp.	139,650	7,327
Darden Restaurants Inc.	239,900	7,286
* Liberty Media Corp.	884,504	7,120
Viad Corp.	234,000	6,400
*^NetFlix.com, Inc.	235,411	6,118
Viacom Inc. Class A	151,600	5,036
* Amazon.com, Inc.	108,600	4,920
Hollinger International, Inc.	451,800	4,428
* Discovery Holding Co. Class A	284,850	4,113
* 99 Cents Only Stores	394,700	3,651
Blockbuster Inc. Class B	770,100	3,450
* Telewest Global, Inc.	92,500	2,123
* Men's Wearhouse, Inc.	71,500	1,909
* Learning Tree International, Inc.	105,100	1,387
Movie Gallery, Inc.	88,600	921
Dex Media, Inc.	21,300	592
K-Swiss, Inc.	13,400	396
* Warner Music Group Corp.	17,400	322
American Eagle Outfitters, Inc.	7,000	165
Consumer Staples (1.0%)
Altria Group, Inc.	152,900	11,270
Pilgrim's Pride Corp.	235,000	8,554
Chiquita Brands International, Inc.	97,700	2,731
Sanderson Farms, Inc.	34,900	1,297
Financial Services (6.6%)
Progressive Corp. of Ohio	296,400	31,054
The Hartford Financial Services Group Inc.	233,400	18,011
The Chubb Corp.	169,400	15,170
Moody's Corp.	235,000	12,004
Mercury General Corp.	121,900	7,313
W.R. Berkley Corp.	166,500	6,573
The Goldman Sachs Group, Inc.	50,700	6,164
American Express Co.	107,297	6,163
CIGNA Corp.	51,800	6,105
Axis Capital Holdings Ltd.	208,335	5,940
MBIA, Inc.	93,900	5,692
KeyCorp	173,500	5,595
Dow Jones & Co., Inc.	114,600	4,377
* DST Systems, Inc.	77,300	4,238
MGIC Investment Corp.	57,900	3,717
Assurant, Inc.	83,800	3,189
* Providian Financial Corp.	165,400	2,924
Bear Stearns Co., Inc.	16,800	1,844
First American Corp.	33,000	1,507
MetLife, Inc.	24,800	1,236
Endurance Specialty Holdings Ltd.	30,273	1,033
* CompuCredit Corp.	22,700	1,008
TD Banknorth, Inc.	28,500	859
Aspen Insurance Holdings Ltd.	26,100	771
LandAmerica Financial Group, Inc.	2,500	162

	Shares	Market Value• ($000)
Health Care (3.0%)
Johnson & Johnson	293,300	18,560
Schering-Plough Corp.	653,200	13,750
IMS Health, Inc.	355,630	8,951
AmerisourceBergen Corp.	106,300	8,217
Bristol-Myers Squibb Co.	206,900	4,978
* King Pharmaceuticals, Inc.	238,000	3,660
* Gilead Sciences, Inc.	72,400	3,530
Stryker Corp.	49,500	2,447
Omnicare, Inc.	38,000	2,137
Dade Behring Holdings Inc.	29,800	1,092
* SurModics, Inc.	9,200	356
Integrated Oils (1.9%)
ConocoPhillips Co.	487,200	34,060
Chevron Corp.	132,800	8,596
Amerada Hess Corp.	3,100	426
Other Energy (2.5%)
Devon Energy Corp.	356,900	24,498
Valero Energy Corp.	143,100	16,179
Baker Hughes, Inc.	124,300	7,418
Sunoco, Inc.	58,700	4,590
* Cimarex Energy Co.	99,300	4,501
* Alpha Natural Resources, Inc.	34,800	1,045
Materials & Processing (2.6%)
Phelps Dodge Corp.	152,100	19,762
Scotts Miracle-Gro Co.	107,600	9,461
* USG Corp.	104,000	7,147
Bunge Ltd.	112,700	5,930
Lafarge North America Inc.	58,800	3,975
Eastman Chemical Co.	80,100	3,762
Nucor Corp.	53,100	3,132
* Superior Essex Inc.	123,400	2,222
* Gold Kist Inc.	78,700	1,539
Precision Castparts Corp.	24,000	1,274
* FMC Corp.	15,700	898
The Timken Co.	23,200	687
Metal Management, Inc.	12,300	312
Producer Durables (2.6%)
Lennar Corp. Class A	313,800	18,753
* Xerox Corp.	712,200	9,722
KB HOME	91,400	6,691
Standard Pacific Corp.	95,000	3,943
* Lexmark International, Inc	63,500	3,877
* Toll Brothers, Inc.	86,600	3,868
Beazer Homes USA, Inc.	59,100	3,467
* NVR, Inc.	3,300	2,920
* William Lyon Homes, Inc.	17,400	2,701
MDC Holdings, Inc.	27,900	2,201
Cummins Inc.	24,400	2,147
Technology (5.3%)
Intel Corp.	1,092,600	26,933
Texas Instruments, Inc.	768,400	26,049
Hewlett-Packard Co.	351,600	10,267
* Micron Technology, Inc.	751,100	9,990
* Lucent Technologies, Inc	2,933,200	9,533
* Sun Microsystems, Inc.	1,922,300	7,535
General Dynamics Corp.	43,200	5,165
* Dell Inc.	147,000	5,027
* Oracle Corp.	359,300	4,452
* Comverse Technology, Inc	156,300	4,106
Microsoft Corp.	117,300	3,018
* Agere Systems Inc.	273,670	2,849
* Komag, Inc.	86,600	2,768
Raytheon Co.	60,800	2,312
* Corning, Inc.	75,400	1,458
Utilities (2.0%)
Sprint Nextel Corp.	515,746	12,264
* Comcast Corp. Special Class A	268,800	7,736
SBC Communications Inc.	290,516	6,964
* Cincinnati Bell Inc.	709,775	3,130
CenturyTel, Inc.	81,100	2,837
* Nextel Partners, Inc.	113,000	2,836
Questar Corp.	29,600	2,608
BellSouth Corp.	74,300	1,954
TXU Corp.	13,900	1,569
* NII Holdings Inc.	16,800	1,419
*^ Level 3 Communications, Inc.	569,000	1,320
Energen Corp.	19,600	848
* Qwest Communications International Inc.	101,800	417

	Shares	Market Value• ($000)
Other (0.6%)
* Berkshire Hathaway Inc. Class B	3,471	9,479
Johnson Controls, Inc.	63,800	3,959
Venezuela (0.1%)		852,042
Compania Anonima Nacional Telefonos de Venezuela ADR	112,619	1,580
Total Common Stocks (Cost $1,773,008)		2,208,183
	Face Amount ($000)
Convertible Bond (0.1%)
^ Level 3 Communications, Inc. 6.000% 3/15/10 (Cost $2,315)	4,213	2,164
	Shares
Temporary Cash Investments (8.3%)[1]
Money Market Fund (8.1%)
[2] Vanguard Market Liquidity Fund, 3.744%	116,489,017	116,489
[2] Vanguard Market Liquidity Fund, 3.744%—Note G	69,191,433	69,191
	Face Amount ($000)	185,680
U.S. Agency Obligations (0.2%)
[3] Federal Home Loan Mortgage Corp. [4] 3.833%, 12/20/05	3,000	2,975
[3] Federal National Mortgage Assn [4] 3.468%, 10/12/05	2,000	1,998
Total Temporary Cash Investments (Cost $190,653)		190,653
Total Investments (104.3%) (Cost $1,965,976)	2,401,000
Other Assets and Liabilities (-4.3%)
Other Assets—Note C	73,786
Payables for Investment Securities Purchased	(90,877)
Security Lending Collateral Payable to Brokers—Note G	(69,191)
Other Liabilities	(12,878)
(99,160)
Net Assets (100%)
Applicable to 116,740,146 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,301,840
Net Asset Value Per Share	$19.72

At September 30, 2005, net assets consisted of:[5]	Amount ($000)	Per Share
Paid-in Capital	1,795,385	$15.38
Undistributed Net Investment Income	18,617.16
Accumulated Net Realized Gains	52,062.44
Unrealized Appreciation (Depreciation)
Investment Securities	435,024	3.73
Futures Contracts	1,154.01
Foreign Currencies and Forward Currency Contracts	(402)	—
Net Assets	2,301,840	$19.72

•	See Note A in Notes to Financial Statements.
*	Non-income-producingsecurity.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 5.8%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4	Securities with a value of $4,973,000 have been segregated as initial margin for open futures contracts.
5	See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

Statement of Operations

Year Ended
September 30, 2005
($000)

Investment Income
Income
Dividends[1]	35,776
Interest[2]	2,376
Security Lending	734
Total Income	38,886
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,404
Performance Adjustment	1,025
The Vanguard Group—Note C
Management and Administrative	6,834
Marketing and Distribution	243
Custodian Fees	390
Auditing Fees	23
Shareholders' Reports	70
Trustees' Fees and Expenses	2
Total Expenses	12,991
Expenses Paid Indirectly—Note D	(62)
Net Expenses	12,929
Net Investment Income	25,957
Realized Net Gain (Loss)
Investment Securities Sold	52,070
Futures Contracts	3,882
Foreign Currencies and Forward Currency Contracts	(62)
Realized Net Gain (Loss)	55,890
Change In Unrealized Appreciation (Depreciation)
Investment Securities	264,559
Futures Contracts	1,154
Foreign Currencies and Forward Currency Contracts	(414)
Change In Unrealized Appreciation (Depreciation)	265,299
Net Increase (Decrease) In Net Assets Resulting From Operations	347,146

1	Dividends are net of foreign withholding taxes of $1,194,000.
2	Interest income from an affiliated company of the fund was $2,180,000.

Statement of Changes in Net Assets

Year Ended Sept. 30, 2005	Nov. 1, 2003, to Sept. 30, 2004[1]	Year Ended Oct. 31, 2003
($000)	($000)	($000)

Increase (Decrease) In Net Assets
Operations
Net Investment Income	25,957	11,752	4,483
Realized Net Gain (Loss)	55,890	18,513	3,532
Change in Unrealized Appreciation (Depreciation)	265,299	66,053	138,142
Net Increase (Decrease) in Net Assets Resulting from Operations	347,146	96,318	146,157
Distributions
Net Investment Income	(13,896)	(6,819)	(1,743)
Realized Capital Gain[2]	(17,866)	(3,409)	(436)
Total Distributions	(31,762)	(10,228)	(2,179)
Capital Share Transactions—Note H
Issued	1,254,744	341,628	401,703
Issued in Lieu of Cash Distributions	28,549	9,216	2,014
Redeemed	(261,895)	(135,487)	(106,603)
Net Increase (Decrease) from Capital Share Transactions	1,021,398	215,357	297,114
Total Increase (Decrease)	1,336,782	301,447	441,092
Net Assets
Beginning of Period	965,058	663,611	222,519
End of Period[3]	2,301,840	965,058	663,611

1	The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2	Includes fiscal 2005, 2004, and 2003 short-term gain distributions totaling $8,933,000, $3,409,000, and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Including undistributed net investment income of $18,617,000, $8,453,000, and $4,133,000.

Financial Highlights

Global Equity Fund

For a Share Outstanding	Year Ended Sept. 30,	Nov. 1, 2003, to Sept. 30,	Year Ended October 31,
Throughout Each Period	2005	2004[1]	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$16.08	$14.46	$10.48	$11.31	$13.71	$14.10
Investment Operations
Net Investment Income	.25	.191	.12	.09	.13	.26
Net Realized and Unrealized Gain (Loss) on Investments	3.87	1.624	3.96	(.36)	(1.10)	.37
Total from Investment Operations	4.12	1.815	4.08	(.27)	(.97)	.63
Distributions
Dividends from Net Investment Income	(.21)	(.130)	(.08)	(.12)	(.26)	(.18)
Distributions from Realized Capital Gains	(.27)	(.065)	(.02)	(.44)	(1.17)	(.84)
Total Distributions	(.48)	(.195)	(.10)	(.56)	(1.43)	(1.02)
Net Asset Value, End of Period	$19.72	$16.08	$14.46	$10.48	$11.31	$13.71
Total Return[2]	25.99%	12.64%	39.25%	-2.78%	-7.72%	4.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,302	$965	$664	$223	$144	$140
Ratio of Total Expenses to Average Net Assets[3]	0.80%	0.90%[4]	1.05%	1.19%	1.08%	0.70%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.47%[4]	1.14%	0.86%	1.10%	1.88%
Portfolio Turnover Rate	83%	19%	13%	14%	27%	31%

1	The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2	Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
3	Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.08%, 0.11%, 0.17%, 0.13%, and (0.22%).
4	Annualized.

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Marathon Asset Management LLP; and beginning October 25, 2004, Acadian Asset Management, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Marathon Asset Management LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index; in accordance with the advisory contract entered into with Acadian Asset Management, Inc. in October 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International All Country World Index beginning October 1, 2005.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the year ended September 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.27% of the fund’s average net assets before an increase of $1,025,000 (0.06%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $260,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $43,000 and custodian fees by $19,000.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2005, the fund realized net foreign currency losses of $26,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2005, the fund realized gains on the sale of passive foreign investment companies of $4,000, which has been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at September 30, 2005, was $6,001,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,875,000 from undistributed net investment income, and $3,382,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2005, the fund had $46,039,000 of ordinary income and $32,029,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $428,799,000, consisting of unrealized gains of $463,005,000 on securities that had risen in value since their purchase and $34,206,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate Settlement	Unrealized Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)

S&P 500 Index	98	30,240	241
Dow Jones EURO STOXX 50 Index	218	8,997	252
FTSE 100 Index	70	6,766	124
Topix Index	50	6,198	418
S&P ASX 200 Index	39	3,448	84
MSCI Taiwan Index	51	1,302	35

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)				Unrealized Appreciation
Contract Settlement Date	Receive		Deliver		(Depreciation) ($000)
12/21/2005	EUR	7,280	USD	8,820	(94)

12/21/2005	GBP	3,769	USD	6,658	(146)

12/13/2005	JPY	690,250	USD	6,149	(128)

12/21/2005	AUD	4,411	USD	3,355	(15)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $19,000 resulting from the translation of other assets and liabilities at September 30, 2005.

F.     During the year ended September 30, 2005, the fund purchased $2,245,202,000 of investment securities and sold $1,283,265,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2005, was $65,295,000, for which the fund received cash collateral of $69,191,000.

H.     Capital shares issued and redeemed were:

Year Ended Sept. 30, 2005	Nov. 1, 2003, to Sept. 30, 2004	Year Ended Oct. 31, 2003
Shares	Shares	Shares
(000)	(000)	(000)

Issued	69,584	22,206	33,416
Issued in Lieu of Cash Distributions	1,626	612	186
Redeemed	(14,502)	(8,680)	(8,950)
Net Increase (Decrease) in Shares Outstanding	56,708	14,138	24,652

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from November 1, 2003 to September 30, 2004, and for the year ended October 31, 2003 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $11,006,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $12,039,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 11.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund will pass through to shareholders foreign source income of $26,895,000 and foreign taxes paid of $1,128,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns Global Equity Fund Periods Ended September 30, 2005	One Year	Five Years	Ten Years
Returns Before Taxes	25.99%	12.22%	11.63%
Returns After Taxes on Distributions	25.31	11.15	10.32
Returns After Taxes on Distributions and Sale of Fund Share	17.29	10.08	9.56

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005 Global Equity Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return	$1,000.00	$1,094.95	$3.99
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,021.26	$3.85

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.76%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with the fund’s two investment advisors: Marathon Asset Management LLP and Acadian Asset Management, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board decided to renew the agreements with Marathon and Acadian based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each firm. The board considered the following:

• Marathon Asset Management LLP of London. Marathon-London, which is an investment advisory firm founded in 1986, provides asset management services to companies and institutions. Jeremy J. Hosking, director of Marathon-London, has worked in investment management since 1979 and has managed the fund since its inception.

• Acadian Asset Management, Inc. Acadian is part of Old Mutual plc, a financial services group based in the United Kingdom, and has provided investment management services since 1986. John R. Chisholm, CFA, executive vice president and co-CIO of Acadian, has worked in investment management since 1984 and has co-managed the fund since 2004. Ronald D. Frashure, CFA, president and co-CIO of Acadian, has worked in investment management since 1974 and has co-managed the fund since 2004. Brian K. Wolahan, CFA, senior vice president and director of research at Acadian, has worked in investment management since 1985 and has co-managed the fund since 2004.

The board concluded that each advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each advisor has carried out its investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost
The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because both Marathon-London and Acadian are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Marathon-London and Acadian increase.

The advisory agreements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background
In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies
Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

36

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2005: $57,000
Fiscal Year Ended September 30, 2004: $53,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2005: $2,152,740
Fiscal Year Ended September 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2005: $382,200
Fiscal Year Ended September 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2005: $0
Fiscal Year Ended September 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.